UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934

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BPW ACQUISITION CORP.
(Name of Registrant as Specified in its Charter)

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BPW Acquisition Corp.
750 Washington Boulevard
Stamford, Connecticut 06901

Dear Holder of BPW Warrants:

The board of directors of BPW Acquisition Corp. (“BPW”) is soliciting consents in respect of each outstanding warrant to purchase shares of BPW common stock (the “BPW Warrants”) in favor of the authorization to amend the existing warrant agreement, dated as of February 26, 2008, by and between BPW and Mellon Investor Services LLC (the “Existing Warrant Agreement”), governing the BPW Warrants. A copy of the Existing Warrant Agreement is attached hereto as Appendix A and a copy of the form of First Amendment to Warrant Agreement (the “Warrant Amendment”) is attached hereto as Appendix B. We refer to the consent solicitation described in this statement as the “consent solicitation”.

As you may be aware, BPW has entered into an Agreement and Plan of Merger, dated as of December 8, 2009, by and among The Talbots, Inc., a Delaware corporation (“Talbots”), Tailor Acquisition, Inc., and BPW, as amended (the “Merger Agreement”), pursuant to which, subject to the conditions of the Merger Agreement, BPW will be acquired by Talbots (the “Merger”). In connection with the Merger, Talbots is currently conducting an offer to exchange (the “Offer”) each BPW Warrant for shares of common stock, par value $0.01 per share, of Talbots (the “Talbots Common Stock”) or warrants to acquire shares of Talbots Common Stock (the “Talbots Warrants”). The consent solicitation is separate from, and not contingent in any way upon, the Offer. As described below, the effectiveness of the Warrant Amendment is conditioned upon the completion of the Merger.

If the Warrant Amendment becomes effective, holders of BPW Warrants that remain outstanding after the completion of the Merger (if any) (i.e., those that are not exchanged for Talbots Warrants or Talbots Common Stock in the Offer (the “unexchanged BPW Warrants”)) will not be able to exercise their unexchanged BPW Warrants for up to one year from the date of the completion of the Merger (unless, in the case of BPW Warrants other than BPW Warrants issued to BPW’s sponsors prior to BPW’s initial public offering, the board of directors of BPW at such time determines, in its sole discretion, to accelerate the exercisability of such BPW Warrants). In addition, the Warrant Amendment will clarify that the unexchanged BPW Warrants will no longer be entitled to the benefit of anti-dilution protections and other provisions in the Existing Warrant Agreement that will be removed or modified. As a result, following the Merger, Talbots will be able to take certain actions with respect to the Talbots Common Stock, including common stock dividends, stock splits, extraordinary dividends (including distributions of cash, securities or other assets) and similar actions, without any required anti-dilution adjustment to the terms of the unexchanged BPW Warrants. For example, in the event of a stock split with respect to the Talbots Common Stock, the terms of the unexchanged BPW Warrants as amended by the Warrant Amendment would provide for no corresponding increase to the number of shares of Talbots Common Stock issuable on exercise of unexchanged BPW Warrants and corresponding decrease of the exercise price. In addition, if the Warrant Amendment is approved, upon the occurrence of certain future events, including without limitation certain reclassifications, reorganizations, mergers or consolidations involving Talbots or BPW, or upon a dissolution of Talbots or BPW following certain asset sales or transfers involving Talbots or BPW, as applicable, the board of directors of BPW at such time will have the option to cancel each unexchanged BPW Warrant in exchange for the right to receive a cash payment equal to the excess, if any, of the fair market value (as determined by the board of directors of BPW at such time, acting in good faith in its sole discretion) of the consideration that the holder of such unexchanged BPW Warrant would have received if such holder had exercised such unexchanged BPW Warrant immediately prior to such event, over the exercise price then applicable to such unexchanged BPW Warrant.

Holders of BPW Warrants should also be aware that in connection with the completion of the Offer and the Merger, BPW will make the appropriate filings to delist the BPW Warrants from trading on the NYSE Amex. The unexchanged BPW Warrants, if any, will therefore cease to be eligible for trading on any public market, and, if the Warrant Amendment becomes effective, such unexchanged BPW Warrants may not be exercised for up to one year from the date of the completion of the Merger.

For additional information on the Warrant Amendment, please refer to Appendix B to this Statement and “The Warrant Amendment” beginning on page 5.

The Warrant Amendment will require the consent (the “Required Consent”) of (i) persons shown on the records of the registrar for the BPW Warrants as registered holders (“holders”) of BPW Warrants as of 5:00 p.m. EST on March 17, 2010 (the “Record Date”) exercisable for a majority of the shares of BPW common stock issuable on exercise of all outstanding BPW Warrants and (ii) holders of BPW Warrants issued in BPW’s initial public offering exercisable for a majority of the shares of BPW common stock issuable on exercise of all outstanding BPW Warrants issued in BPW’s initial public offering.

Beneficial owners of BPW Warrants (“Beneficial Holders”) who wish to consent to the Warrant Amendment by executing the enclosed Letter of Consent and whose BPW Warrants are held, as of the Record Date, in the name of a broker, dealer, commercial bank, trust company or other nominee institution, must contact such nominee promptly and instruct such nominee, as the holder of record of such BPW Warrants, to execute and deliver a Letter of Consent promptly on behalf of such consenting Beneficial Holders on or prior to the Consent Date. Otherwise, if you are a Beneficial Holder your consent may not be given effect, which would have the same result as a vote against the Warrant Amendment. The consent solicitation is scheduled to expire at 12:00 midnight New York City time at the end of               , 2010, unless extended (the “Consent Date”). In order to extend the Consent Date, BPW will notify the Information and Tabulation Agent in writing or orally of any extension and will make a public announcement thereof by press release, prior to 9:00 a.m., New York City time, on the next business day after the previously scheduled Consent Date. BPW may extend the consent solicitation on a daily basis or for such specified period of time as it determines in its sole discretion. Failure by any holder or Beneficial Holder of BPW Warrants to be so notified will not affect the extension of the consent solicitation. As noted above, the consent solicitation is separate from the Offer, and no extension or delay with respect to the Offer shall be deemed or interpreted to be an extension or delay of the Consent Date, unless BPW affirmatively extends or delays the Consent Date as set forth in this Statement and the related Letter of Consent.

We expect the effective date of the Warrant Amendment to be as soon as possible, but the Warrant Amendment is conditioned upon completion of the Merger. The Warrant Amendment has been approved by the board of directors of BPW.

By Order of the Board of Directors,

Gary S. Barancik
Chief Executive Officer
BPW Acquisition Corp.

March [  ], 2010

BPW Acquisition Corp.
750 Washington Boulevard
Stamford, Connecticut 06901

CONSENT SOLICITATION STATEMENT

GENERAL

The board of directors of BPW is soliciting consents in respect of BPW Warrants in favor of the Warrant Amendment. A copy of the Existing Warrant Agreement is attached hereto as Appendix A and a copy of the Warrant Amendment is attached hereto as Appendix B.

As previously disclosed, BPW has entered into the Merger Agreement, pursuant to which, subject to the conditions of the Merger Agreement, BPW will be acquired by Talbots. The consent solicitation is separate from, and not contingent in any way upon, the Offer, which Talbots is currently conducting in connection with the Merger. As described below, the effectiveness of the Warrant Amendment is conditioned upon the completion of the Merger.

If the Warrant Amendment becomes effective, holders of unexchanged BPW Warrants (if any) will not be able to exercise their unexchanged BPW Warrants for up to one year from the date of the completion of the Merger (unless, in the case of BPW Warrants other than BPW Warrants issued to BPW’s sponsors prior to BPW’s initial public offering, the board of directors of BPW at such time determines, in its sole discretion, to accelerate the exercisability of such BPW Warrants). In addition, the Warrant Amendment will clarify that the unexchanged BPW Warrants will no longer be entitled to the benefit of anti-dilution protections and other provisions in the Existing Warrant Agreement that will be removed or modified. As a result, following the Merger, Talbots will be able to take certain actions with respect to the Talbots Common Stock, including common stock dividends, stock splits, extraordinary dividends (including distributions of cash, securities or other assets) and similar actions, without any required anti-dilution adjustment to the terms of the unexchanged BPW Warrants. For example, in the event of a stock split with respect to the Talbots Common Stock, the terms of the unexchanged BPW Warrants as amended by the Warrant Amendment would provide for no corresponding increase to the number of shares of Talbots Common Stock issuable on exercise of unexchanged BPW Warrants and corresponding decrease of the exercise price. In addition, if the Warrant Amendment is approved, upon the occurrence of certain future events, including without limitation certain reclassifications, reorganizations, mergers or consolidations involving Talbots or BPW, or upon a dissolution of Talbots or BPW following certain asset sales or transfers involving Talbots or BPW, as applicable, the board of directors of BPW at such time will have the option to cancel each unexchanged BPW Warrant in exchange for the right to receive a cash payment equal to the excess, if any, of the fair market value (as determined by the board of directors of BPW at such time, acting in good faith and its sole discretion) of the consideration that the holder of such unexchanged BPW Warrant would have received if such holder had exercised such unexchanged BPW Warrant immediately prior to such event, over the exercise price then applicable to such unexchanged BPW Warrant.

Holders of BPW Warrants should also be aware that in connection with the completion of the Offer and the Merger, BPW will make the appropriate filings to delist the BPW Warrants from trading on the NYSE Amex. The unexchanged BPW Warrants, if any, will therefore cease to be eligible for trading on any public market, and, if the Warrant Amendment becomes effective, such unexchanged BPW Warrants may not be exercised for up to one year from the date of the completion of the Merger. The ability to sell unexchanged BPW Warrants will become more limited and could cease to exist due to the reduction in the amount of the BPW Warrants outstanding upon completion of the Offer and the delisting of the BPW Warrants from the NYSE Amex. The Warrant Amendment and/or a more limited trading market could materially adversely affect the liquidity, market price and price volatility of these securities. If a market for unexchanged BPW Warrants develops, these securities may trade at a substantial discount to the price at which the securities would trade if the amount outstanding were not reduced and the securities were not delisted from trading on the NYSE Amex, and/or if the proposed Warrant Amendment was not effective, depending on the market for similar securities and other factors. However, there can be no assurance that an active market in the unexchanged

BPW Warrants will exist, develop or be maintained or as to the prices at which the unexchanged BPW Warrants may be traded.

For additional information on the Warrant Amendment, please refer to Appendix B to this Statement and “The Warrant Amendment” beginning on page 5.

This Statement and related Letter of Consent are first being distributed to warrantholders of record beginning on approximately March [  ], 2010.

VOTING RIGHTS AND SOLICITATION

The Warrant Amendment will require the consent (the “Required Consent”) of (i) persons shown on the records of the registrar for the BPW Warrants as registered holders (“holders”) of BPW Warrants as of 5:00 p.m. EST on March 17, 2010 (the “Record Date”) exercisable for a majority of the shares of BPW common stock issuable on exercise of all outstanding BPW Warrants and (ii) holders of BPW Warrants issued in BPW’s initial public offering (“public warrantholders”) exercisable for a majority of the shares of BPW common stock issuable on exercise of all outstanding BPW Warrants issued in BPW’s initial public offering. Each share of BPW common stock (on an as-converted basis) issuable on exercise of a BPW Warrant entitles the holder thereof to one vote upon the Warrant Amendment. As of the date of this Statement, there were BPW Warrants to purchase 49,776,471 shares of BPW common stock outstanding, of which BPW Warrants to purchase 14,372,089 shares of BPW common stock are held by Perella Weinberg Partners Acquisition LP and BNYH BPW Holdings LLC, the sponsors of BPW, BPW Warrants to purchase 404,382 shares of BPW common stock are held by the independent directors on BPW’s board of directors (the “non-sponsor founders”), and BPW Warrants to purchase 35 million shares of BPW common stock are held by public warrantholders.

Beneficial Holders who wish to consent to the Warrant Amendment by executing the enclosed Letter of Consent and whose BPW Warrants are held, as of the Record Date, in the name of a broker, dealer, commercial bank, trust company or other nominee institution, must contact such nominee promptly and instruct such nominee, as the holder of record of such BPW Warrants, to execute and deliver a Letter of Consent promptly on behalf of such consenting Beneficial Holders on or prior to the Consent Date. Otherwise, if you are a Beneficial Holder your consent may not be given effect, which would have the same result as a vote against the Warrant Amendment. Holders who wish to consent must deliver their properly completed and executed Letters of Consent to the Information and Tabulation Agent as set forth on the back cover page of this Statement and in the Letter of Consent in accordance with the instructions set forth herein and therein. Consents should not be delivered to BPW, however, BPW reserves the right to accept any consent received by BPW. The consent solicitation is scheduled to expire at 12:00 midnight New York City time at the end of               , 2010, unless extended (the “Consent Date”). In order to extend the Consent Date, BPW will notify the Information and Tabulation Agent in writing or orally of any extension and will make a public announcement thereof by press release, prior to 9:00 a.m., New York City time, on the next business day after the previously scheduled Consent Date. BPW may extend the consent solicitation on a daily basis or for such specified period of time as it determines in its sole discretion. Failure by any holder or Beneficial Holder of BPW Warrants to be so notified will not affect the extension of the consent solicitation. As noted above, the consent solicitation is separate from the Offer, and no extension or delay with respect to the Offer shall be deemed or interpreted to be an extension or delay of the Consent Date, unless BPW affirmatively extends or delays the Consent Date as set forth in this Statement and the related Letter of Consent.

BPW is seeking consents as a single proposal for the entire Warrant Amendment. Accordingly, a consent purporting to consent to only part of the Warrant Amendment will not be valid and will be counted as a negative vote, as will abstentions (including failures to return completed Letters of Consent) and broker non-votes.

We expect the effective date of the Warrant Amendment to be as soon as possible, but the Warrant Amendment is conditioned upon completion of the Merger. The Warrant Amendment has been approved by the board of directors of BPW.

Any holder executing a Letter of Consent has the power to revoke it at any time before the Consent Date by delivering written notice of such revocation to the Information and Tabulation Agent at its address set forth in the Letter of Consent. Any notice of revocation received after the Consent Date will not be effective.

Holders of BPW Warrants who wish to consent to the Warrant Amendment should deliver a properly completed Letter of Consent signed by or on behalf of such holder by mail, overnight courier or by facsimile (with an original delivered subsequently) in accordance with the instructions contained therein to Morrow & Co., LLC (the “Information and Tabulation Agent”). BPW shall have the right to determine whether any purported consent satisfies the requirements of the consent solicitation, and any such determination shall be final and binding on the holder who delivered such consent or purported consent.

Questions concerning the terms of the consent solicitation or requests for assistance in completing and delivering a Letter of Consent or requests for additional copies of this Statement, the Letter of Consent or other related documents should be directed to the Information and Tabulation Agent at:

Morrow & Co., LLC
470 West Avenue 3rd Floor
Stamford, CT 06902
Banks and Brokers Call: (203) 658-9400
Warrantholders Please Call Toll-free: (800) 662-5200

Notwithstanding anything to the contrary set forth in this Statement, BPW reserves the right at any time on or prior to the business day following the Consent Date to (i) terminate the consent solicitation for any reason, (ii) extend the consent solicitation from time to time if any condition to this consent solicitation has not been met or waived, (iii) amend the terms of the consent solicitation, or (iv) waive any of the conditions to the consent solicitation, subject in each case to applicable law.

The statements made in this Statement are made as of the date of this Statement and delivery of this Statement or the accompanying materials at any time does not imply that the information herein or therein is correct as of any subsequent date.

The consent solicitation is not being made to, and a Letter of Consent will not be accepted from or on behalf of a holder in any jurisdiction in which the making of the consent solicitation or the acceptance thereof would not be in compliance with the laws of such jurisdiction. However, BPW may, in its discretion, take such action as it may deem necessary to lawfully make the consent solicitation in any such jurisdiction and to extend the consent solicitation to any holder in such jurisdiction. In any jurisdiction in which the securities laws or blue sky laws require the consent solicitation to be made by a licensed broker or dealer, the consent solicitation will be deemed to be made on behalf of BPW by one or more registered brokers or dealers that are licensed under the laws of such jurisdiction.

THIS IS A REQUEST FOR WARRANTHOLDER APPROVAL BY CONSENT. YOU ARE REQUESTED TO INDICATE WHETHER YOU APPROVE OF THE PROPOSED WARRANT AMENDMENT ON THE LETTER OF CONSENT ENCLOSED FOR THAT PURPOSE AND TO RETURN THAT FORM TO US.

FEES AND EXPENSES

BPW has retained Morrow & Co., LLC as the Information and Tabulation Agent in connection with the consent solicitation. The Information and Tabulation Agent may contact holders of BPW Warrants by mail, email, telephone, facsimile and personal interview and may request brokers, dealers and other nominee holders to forward material relating to the consent solicitation to beneficial owners of BPW Warrants. BPW will pay the Information and Tabulation Agent reasonable and customary compensation for these services in addition to reimbursing the Information and Tabulation Agent for its reasonable out-of-pocket expenses. BPW agreed to indemnify the Information and Tabulation Agent against certain liabilities and expenses in connection with the consent solicitation, including certain liabilities under the U.S. federal securities laws.

BPW will reimburse brokers, dealers, commercial banks and trust companies and other nominees, upon request, for customary clerical and mailing expenses incurred by them in forwarding solicitation materials to their customers. Except as set forth above, BPW will not pay any fees or commissions to any broker, dealer or other person for soliciting consents of BPW Warrants pursuant to the consent solicitation.

Holders who deliver consents directly to the Information and Tabulation Agent will not be obligated to pay any charges or expenses of the Information and Tabulation Agent or any brokerage commissions. Beneficial Holders who deliver consents through a broker or bank should consult that institution as to whether or not such institution will charge the Beneficial Holder any service fees in connection with the consent solicitation.

DISSENTERS’ RIGHTS

Under Delaware corporate law and BPW’s Amended and Restated Certificate of Incorporation, as amended, and bylaws, holders of BPW Warrants will not be entitled to dissenters’ rights with respect to the Warrant Amendment.

SUBMISSION OF PROPOSALS
FOR NEXT ANNUAL MEETING OF STOCKHOLDERS

No annual meeting of holders of BPW Warrants has ever been held, nor is any such meeting required to be held pursuant to the Existing Warrant Agreement or otherwise. In addition, if the Merger is completed, BPW will be a wholly owned subsidiary of Talbots. If the Merger is not completed prior to April 26, 2010, BPW will be required to dissolve and liquidate and will conduct no annual meetings of stockholders thereafter. As a result, BPW does not currently expect to hold another annual meeting of stockholders whether or not the Merger is completed.

INTERESTS OF CERTAIN BPW DIRECTORS AND OFFICERS

The effectiveness of the Warrant Amendment is conditioned on completion of the Merger. If BPW does not complete the Merger or another business combination by April 26, 2010 (unless extended by stockholder vote), BPW will be required to commence proceedings to dissolve and liquidate. In such event, the 5,921,660 shares of BPW common stock and BPW Warrants to acquire 14,372,089 shares of BPW common stock held by the sponsors and the 254,811 shares of BPW common stock and BPW Warrants to purchase 404,382 shares of BPW common stock held by the non-sponsor founders will be worthless because the sponsors and the non-sponsor founders have waived any rights to receive any liquidation proceeds with respect to these securities. None of BPW’s directors other than the non-sponsor founders, and none of BPW’s officers, directly own any shares of BPW common stock or BPW Warrants. In connection with the Merger, the sponsors and non-sponsor founders have agreed to elect in the Offer for all of their BPW Warrants to be exchanged for shares of Talbots Common Stock, subject to the proration procedures of the Offer. In connection with the Merger, each of the sponsors has agreed to surrender 888,249 shares of BPW common stock for no consideration, and each of the non-sponsor founders has agreed to surrender 25,481 shares of BPW common stock for no consideration. The remaining 4,145,162 shares of BPW common stock held collectively by the sponsors and the remaining 178,368 shares of BPW common stock held collectively by the non-sponsor founders after such surrender will be exchanged for shares of Talbots Common Stock based on the ultimately applicable exchange ratio in the Merger.

The sponsors of BPW also entered into the BNYH agreement, pursuant to which Perella Weinberg Partners Acquisition LP (“PWPA”) and an affiliate will acquire BNYH BPW Holdings LLC (“BNYH”) upon the completion of the Merger, and BNYH granted PWPA a proxy to vote its shares of BPW common stock at the special meeting of BPW stockholders to consider the Merger and related matters. PWPA and BNYH have also entered into an agreement with BPW and Talbots under which, subject to the terms and conditions of that agreement, PWPA, on behalf of itself and BNYH agreed to, among other things:

•	elect to exchange, in the Offer, all of its BPW Warrants for shares of Talbots Common Stock based on the Talbots common stock exchange ratio,

•	surrender an aggregate of 1,776,498 shares of BPW common stock at or prior to completion of the Merger for no consideration, and

•	subject to limited exceptions, restrict the transfer of all shares of Talbots Common Stock held by it for 180 days after completion of the Merger.

In connection with BPW’s initial public offering, BPW entered into letter agreements with each of PWPA and BNYH upon the completion of BPW’s initial public offering pursuant to which they agreed that none of PWPA, BNYH, nor any of their respective affiliates would be entitled to receive any fees or other compensation of any kind in connection with BPW’s initial business combination (other than reimbursement of out-of-pocket expenses). Perella Weinberg Partners LP (“Perella Weinberg”), an affiliate of PWPA, was engaged by Talbots in February 2009 to advise on refinancing Talbots’ existing indebtedness and on related strategic alternatives in general. For services rendered with respect to strategic alternatives between February 2009 and September 2009, Talbots paid Perella Weinberg compensation of $2,500,000. In September 2009, following notice from Talbots’ majority stockholder (“AEON”) to Talbots that AEON desired to divest its debt and equity interests in Talbots assuming AEON could identify and structure an appropriate transaction, Perella Weinberg was separately engaged by the Talbots audit committee to assist in exploring strategic alternatives for Talbots. The total compensation payable by Talbots to Perella Weinberg as a result of the BPW transaction, including the Merger and credit facility, is approximately $9,000,000 for services with respect to strategic alternatives. Such compensation is contingent upon the closing of the applicable transactions or any similar transactions engaged in by Talbots. The fee arrangements between Talbots and Perella Weinberg apply equally to any similar transactions engaged in by Talbots whether or not involving BPW. BPW is not a party to these engagements and will not pay any fees to Perella Weinberg in connection with the Merger or the related transactions. BPW and BNYH have acknowledged Talbots’ engagement of Perella Weinberg and consented to the payment of such fees. Joseph R. Perella, the Vice Chairman of the BPW board of directors, and Gary Barancik, the Chief Executive Officer of BPW, are partners of Perella Weinberg. Some of BPW’s other officers are also partners or employees of Perella Weinberg. This payment will be made following the completion of the Merger.

The sponsors, entities in which certain directors and officers of BPW hold a financial interest, and the non-sponsor founders together acquired 6,176,471 shares of BPW common stock and BPW Warrants to purchase 14,776,471 shares of BPW common stock prior to or in connection with BPW’s initial public offering. BPW’s directors and officers will likely benefit from the completion of the Merger even if the Merger causes the market value of BPW common stock to decrease. Even though approximately 30% of the shares of BPW common stock held by the sponsors and the non-sponsor founders will be surrendered without any consideration and any BPW Warrants held by the sponsors and the non-sponsor founders will be exchanged for shares of Talbots Common Stock in the Offer, the likely benefit to BPW’s directors and officers may influence their motivation for promoting the Merger and/or soliciting consents for the approval of the Warrant Amendment.

THE WARRANT AMENDMENT

Description of the Warrant Amendment

This description is a summary of the material provisions of the proposed Warrant Amendment. A copy of the Existing Warrant Agreement is attached hereto as Appendix A and the Warrant Amendment is attached hereto as Appendix B. We urge that you carefully read the Existing Warrant Agreement and the Warrant Amendment because the Existing Warrant Agreement, as amended by the Warrant Amendment, and not this description, will govern the rights of continuing holders of BPW Warrants after the Merger, assuming the Warrant Amendment is adopted.

The Warrant Amendment will, if adopted (which is conditioned upon the completion of the Merger), delete (or as indicated, modify) the following provisions of the Existing Warrant Agreement:

•	Section 6(a) — Terms of Warrants — Exercise Price and Exercise Period. This section would be revised to modify the exercise period such that the exercise period would commence on the earlier of (i) 12 months from the date on which BPW completes its Initial Business Combination (as defined in the Existing Warrant Agreement) and (ii) in the case of BPW Warrants other than BPW Warrants issued to BPW’s sponsors prior to BPW’s initial public offering, the date of public announcement by BPW of a determination of the board of directors of BPW at such time that the Warrant Exercise Period (as defined in the Existing Warrant Agreement) shall have commenced, and, in each case would end on the earlier of (x) the date this is earlier of (1) seven years from the date of the final prospectus relating to BPW’s initial public offering and (2) in the event that the Warrant Exercise Period with respect to BPW Warrants other than BPW Warrants issued to BPW’s sponsors prior to BPW’s initial public offering shall have commenced pursuant clause (ii) above, six years from the date of the final prospectus relating to BPW’s initial public offering plus the number of days following the date on which BPW completes its Initial Business Combination up to and including the date of such public announcement, and (y) the business day preceding the date on which the BPW Warrants are redeemed or expires.

•	Section 11(a) — Adjustment of Number of Warrant Shares — Stock Dividends — Split Ups. This section would be deleted in its entirety.

•	Section 11(c) Adjustment of Number of Warrant Shares — Merger, Reorganization, Etc. This section would be revised to (i) exclude any increase in the number of outstanding shares of Talbots Common Stock resulting from a stock dividend payable in shares of Talbots Common Stock or from a split-up of shares of Talbots Common Stock or other similar event and (ii) provide that the board of directors of BPW at such time will have the option to cancel each unexchanged BPW Warrant in exchange for the right to receive a cash payment upon certain reclassifications, reorganizations, mergers or consolidations involving Talbots or BPW, or a dissolution of Talbots or BPW following certain assets sales or transfers involving Talbots or BPW, as applicable.

•	Section 11(d) — Adjustment of Number of Warrant Shares — Extraordinary Dividends. This section would be deleted in its entirety.

•	Section 11(g) — Adjustment of Number of Warrant Shares — Other Events. This section would be deleted in its entirety.

The purpose of the Warrant Amendment is to permit Talbots, following the Merger, to take certain actions with respect to the Talbots Common Stock, including common stock dividends, stock splits, extraordinary dividends (including distributions of cash, securities or other assets) and similar actions, without any required anti-dilution adjustment to the terms of the unexchanged BPW Warrants and to provide the board of directors of BPW at such time with the option, upon the occurrence of certain future events, including without limitation certain reclassifications, reorganizations, mergers or consolidations involving Talbots or BPW, or upon a dissolution of Talbots or BPW following certain asset sales or transfers involving Talbots or BPW, as applicable, to cancel each unexchanged BPW Warrant in exchange for the right to receive a cash payment equal to the excess, if any, of the fair market value (as determined by the board of directors of BPW at such time, acting in good faith in its sole discretion) of the consideration that the holder of such unexchanged BPW Warrant would have received if such holder had exercised such unexchanged BPW Warrant immediately prior to such event, over the exercise price then applicable to such unexchanged BPW Warrant.

COMPARISON OF CERTAIN RIGHTS

The following is a summary of the material differences between the rights of holders of BPW Warrants under the Existing Warrant Agreement and the rights of holders of BPW Warrants if the Warrant Amendment becomes effective. A copy of the Existing Warrant Agreement is attached hereto as Appendix A and the Warrant Amendment is attached hereto as Appendix B. We urge that you carefully read the Existing Warrant Agreement and the Warrant Amendment.

Expiration and Exercisability

The exercise period for BPW Warrants ends on the earlier of 5:00 p.m. New York City time on (a) the date that is six years from the date of the final prospectus relating to BPW’s initial public offering and (b) the business day preceding the date on which the BPW Warrants are redeemed or expires.

If the Warrant Amendment become effective, the BPW Warrants will expire on the earlier of 5:00 p.m. New York City time on (a) the date that is the earlier of (1) seven years from the date of the final prospectus relating to BPW’s initial public offering and (2) in the event that the exercise period with respect to BPW Warrants other than BPW Warrants issued to BPW’s sponsors prior to BPW’s initial public offering shall have commenced pursuant a public announcement by BPW of a determination of the board of directors of with respect thereto, six years from the date of the final prospectus relating to BPW’s initial public offering plus the number of days following the date on which BPW completes its Initial Business Combination up to and including the date of such public announcement, and (b) the business day preceding the date on which the BPW Warrants are redeemed or expire.

BPW Warrants are not currently exercisable. Under the Existing Warrant Agreement, the exercise period for BPW Warrants issued in connection with BPW’s initial public offering would commence on the date that BPW completes its initial business combination (expected to be the Merger).

If the Warrant Amendment becomes effective, the exercise period for BPW Warrants issued in connection with BPW’s initial public offering will commence on the date that is 12 months from the date that BPW completes its initial business combination, which is expected to be the Merger (unless the board of directors of BPW at such time determines, in its sole discretion, to accelerate the exercisability of such BPW Warrants).

Adjustment of Exercise Price

The number of shares of common stock issuable upon exercise of the BPW Warrants may be adjusted in certain circumstances including in the event of a stock dividend or stock split; a recapitalization, reorganization, merger or consolidation; or payment of an extraordinary dividend. Whenever the number of shares of BPW common stock purchasable upon the exercise of BPW Warrants is adjusted, the exercise price will also be adjusted (to the nearest cent) by multiplying the exercise price immediately prior to such adjustment by a fraction (a) the numerator of which shall be the number of shares of BPW common stock purchasable upon the exercise of the BPW Warrants immediately prior to such adjustment, and (b) the denominator of which shall be the number of shares of BPW common stock so purchasable immediately thereafter.

If the Warrant Amendment becomes effective, the number of shares of common stock issuable upon exercise of the BPW Warrants may not be adjusted in the event of an increase in the number of outstanding shares of Talbots Common Stock resulting from a stock dividend or stock split, or as a result of payment of any extraordinary dividend. In addition, if the Warrant Amendment becomes effective, upon the occurrence of certain future events, including without limitation certain reclassifications, reorganizations, mergers or consolidations involving Talbots or BPW, or upon a dissolution of Talbots or BPW following certain asset sales or transfers involving Talbots or BPW, as applicable, the board of directors of BPW at such time will have the option to cancel each unexchanged BPW Warrant in exchange for the right to receive a cash payment equal to the excess, if any, of the fair market value (as determined by the board of directors of BPW at such time, acting in good faith in its sole discretion) of the consideration that the holder of such unexchanged BPW Warrant would have received if such holder had exercised such unexchanged BPW Warrant immediately prior to such event, over the exercise price then applicable to such unexchanged BPW Warrant.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of BPW common stock as of December 31, 2009, by:

•	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•	each of our officers and directors; and

•	all of our officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

		Approximate
	Number of	Percentage of
	Shares	Outstanding
	Beneficially	Common
Name and Address of Beneficial Owner(1)	Owned	Stock

BNYH BPW Holdings LLC(2)	2,960,830	7.2%
Perella Weinberg Partners Acquisition LP(3)	5,921,660	14.4%
Joseph R. Perella(3)	5,921,660	14.4%
Roger W. Einiger(4)	84,937	0.2%
J. Richard Fredericks(4)	84,937	0.2%
Wolfgang Schoellkopf(4)	84,937	0.2%
Fir Tree, Inc.(5)	2,338,800	5.7%
All directors and executive officers as a group	6,176,471	15.0%

(1)	Unless otherwise indicated, the business address of each of the individuals is c/o BPW Acquisition Corp., 750 Washington Blvd., Stamford, CT 06901.

(2)	BNYH BPW Holdings LLC is the beneficial owner of our shares. BNYH is the sole manager of BNYH BPW Holdings LLC and has voting and dispositive power over the shares of our common stock that BNYH BPW Holdings LLC owns. Mr. Randolph Lerner is the Chairman of BNYH, which is wholly owned by The Alfred Lerner Trust dated June 29, 2001, of which Mr. Lerner is a trustee. Mr. Lerner disclaims beneficial ownership of any shares of our common stock in which they do not have a pecuniary interest. On December 7, 2009, BNYH BPW Holdings LLC and Perella Weinberg Partners Acquisition LP entered into an agreement whereby Perella Weinberg Partners Acquisition LP and an affiliate will acquire 100% of the issued and outstanding membership units of BNYH BPW Holdings LLC and will assume 100% of the interests, rights and obligations under BNYH BPW Holdings LLC’s operating agreement on the date that BPW consummates its initial business combination, and BNYH BPW Holdings LLC irrevocably appointed Perella Weinberg Partners Acquisition LP as its proxy to vote its shares of BPW common stock at the BPW special meeting and any adjournment thereof (subject to BNYH BPW Holdings LLC’s existing obligations to vote these shares as provided in the Letter Agreement, dated as of February 26, 2008, by and among BPW, Citigroup Global Markets, Inc., BNYH BPW Holdings LLC and Brooklyn NY Holdings LLC).

(3)	PWP Acquisition GP LLC is the general partner of Perella Weinberg Partners Acquisition LP and is an entity controlled by PWP. Mr. Perella is the Chairman of PWP which has voting and dispositive power over the shares of our common stock that Perella Weinberg Partners Acquisition LP owns. Mr. Perella disclaims beneficial ownership of any shares of our common stock in which he does not have a pecuniary interest. On December 7, 2009, BNYH BPW Holdings LLC and Perella Weinberg Partners Acquisition LP entered into an agreement whereby Perella Weinberg Partners Acquisition LP and an affiliate will acquire 100% of the issued and outstanding membership units of BNYH BPW Holdings LLC and will assume 100% of the interests, rights and obligations under BNYH BPW Holdings LLC’s operating agreement on the date that BPW consummates its initial business combination, and BNYH BPW Holdings LLC irrevocably appointed Perella Weinberg Partners Acquisition LP as its proxy to vote its shares of BPW common stock at the BPW special meeting and any adjournment thereof (subject to BNYH BPW Holdings LLC’s existing obligations to vote these shares as provided in the Letter Agreement, dated as of February 26, 2008, by and among BPW, Citigroup Global Markets, Inc., BNYH BPW Holdings LLC and Brooklyn NY Holdings LLC). PWP Acquisition GP LLC and Perella Weinberg Partners Acquisition LP disclaim beneficial ownership of any shares of our common stock in which Perella Weinberg Partners Acquisition LP does not have a pecuniary interest. On December 8, 2009, BNYH BPW Holdings LLC, Perella Weinberg Partners Acquisition LP, Talbots and BPW entered into an agreement pursuant to which Perella Weinberg Partners Acquisition LP, on behalf of itself and BNYH BPW Holdings LLC, agreed to surrender an aggregate of 1,776,498 shares of BPW common stock at the same time as the completion of the Merger for no consideration.

(4)	The independent directors on BPW’s board of directors have entered into an agreement with BPW and Talbots, pursuant to which the independent directors have agreed to surrender an aggregate of 76,443 shares of BPW common stock at or prior to the completion of the merger for no consideration.

(5)	Based on a Schedule 13G/A filed with the SEC on February 10, 2009 on behalf of Fir Tree, Inc., a New York corporation (“Fir Tree”), Fir Tree SPAC Holdings 1, LLC, a Delaware limited liability company (“SPAC Holdings 1”), and Fir Tree SPAC Holdings 2, LLC, a Delaware limited liability company (“SPAC Holdings 2”). Fir Tree is the investment manager of SPAC Holdings 1, which is the beneficial owner of 1,138,800 shares of our common stock, and SPAC Holdings 2, which is the beneficial owner of 1,200,000 shares of our common stock. Fir Tree has been granted investment decision over the 2,338,800 shares of our common stock held by SPAC Holdings 1 and SPAC Holdings 2. Based on a Schedule 13G/A filed with the SEC on February 12, 2010 on behalf of Fir Tree, SPAC Holdings 1 and SPAC Holdings 2, these entities have ceased to be the beneficial owners of more than five percent of our common stock.

The following table sets forth information regarding the beneficial ownership of BPW Warrants as of March 15, 2010, by:

•	each of our officers and directors; and

•	all our officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

		Approximate
	Number of BPW	Percentage of
	Warrants	Outstanding BPW
Name and Address of Beneficial Owner(1)	Beneficially Owned	Warrants

Perella Weinberg Partners Acquisition LP(2)	14,372,089	28.9%
Joseph R. Perella(2)	14,372,089	28.9%
Roger W. Einiger(3)	134,794	0.3%
J. Richard Fredericks(3)	134,794	0.3%
Wolfgang Schoellkopf(3)	134,794	0.3%
All directors and executive officers as a group	14,776,471	29.7%

(1)	Unless otherwise indicated, the business address of each of the individuals is c/o BPW Acquisition Corp., 750 Washington Blvd., Stamford, CT 06901.

(2)	PWP Acquisition GP LLC is the general partner of Perella Weinberg Partners Acquisition LP and is an entity controlled by PWP. Mr. Perella is the Chairman of PWP which has voting and dispositive power over the shares of our common stock and BPW Warrants that Perella Weinberg Partners Acquisition LP owns. Mr. Perella disclaims beneficial ownership of any shares of our common stock or BPW Warrants in which he does not have a pecuniary interest. On December 7, 2009, BNYH BPW Holdings LLC and Perella Weinberg Partners Acquisition LP entered into an agreement whereby Perella Weinberg Partners Acquisition LP and an affiliate will acquire 100% of the issued and outstanding membership units of BNYH BPW Holdings LLC and will assume 100% of the interests, rights and obligations under BNYH

BPW Holdings LLC’s operating agreement on the date that BPW consummates its initial business combination, and BNYH BPW Holdings LLC irrevocably appointed Perella Weinberg Partners Acquisition LP as its proxy with respect to tendering its BPW Warrants in the Offer. PWP Acquisition GP LLC and Perella Weinberg Partners Acquisition LP disclaim beneficial ownership of any BPW Warrants in which Perella Weinberg Partners Acquisition LP does not have a pecuniary interest. On December 8, 2009, BNYH BPW Holdings LLC, Perella Weinberg Partners Acquisition LP, Talbots and BPW entered into an agreement pursuant to which Perella Weinberg Partners Acquisition LP, on behalf of itself and BNYH BPW Holdings LLC, agreed to elect to exchange in the Offer all of the BPW Warrants owned by Perella Weinberg Partners Acquisition LP and BNYH BPW Holdings LLC for shares of Talbots Common Stock, subject to the proration procedures of the Offer.

(3)	The independent directors on BPW’s board of directors have entered into an agreement with BPW and Talbots, pursuant to which the independent directors have agreed to elect to exchange all of their BPW Warrants in the Offer for shares of Talbots Common Stock, subject to the proration procedures described of the Offer.

Appendix A

Execution Version

WARRANT AGREEMENT
BPW ACQUISITION CORP.
and
MELLON INVESTOR SERVICES LLC, as Warrant Agent

WARRANT AGREEMENT
Dated as of February 26, 2008

WARRANT AGREEMENT

THIS WARRANT AGREEMENT (this “Agreement”), dated as of February 26, 2008, is by and between BPW Acquisition Corp., a Delaware corporation (the “Company”), and Mellon Investor Services LLC, a New Jersey limited liability company, as warrant agent (the “Warrant Agent”).

WHEREAS, the Company has filed a registration statement (the “Registration Statement”) with the Securities Exchange Commission for the initial public offering (the “IPO”) of up to 40,250,000 units (the “Public Units”), each consisting of one share of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), and one warrant (the “Public Warrants”) to purchase one share of Common Stock at an exercise price of $7.50 per share (the Common Stock issuable upon exercise of the Public Warrants, “Public Warrant Shares”);

WHEREAS, the Company (i) has previously issued to Perella Weinberg Partners Acquisition LP, a Delaware limited partnership, and BNYH BPW Holdings LLC, a Delaware limited liability company (each a “Sponsor” and together the “Sponsors”) an aggregate of 7,102,941 units (the “Founders’ Units”), each consisting of one share of Common Stock (the “Founders’ Common Stock”) and one warrant to purchase one share of Common Stock at an exercise price of $10.00 per share (the “Founders’ Warrants”) bearing the legend set forth in Exhibit B hereto; and (ii) has agreed to issue and sell an aggregate of 8,600,000 warrants, each to purchase one share of Common Stock at an exercise price of $7.50 per share, bearing the legend set forth in Exhibit B hereto to the Sponsors in a private placement to occur simultaneously with the consummation of the IPO (the “Sponsors’ Warrants” and together with the Founders’ Warrants and the Public Warrants, the “Warrants”; and the Common Stock issuable upon exercise of the Warrants, the “Warrant Shares”);

WHEREAS, the Sponsors (a) have previously transferred at cost an aggregate of 270,927 Founders’ Units to the independent directors of the Company and (b) have agreed to transfer at cost an aggregate of 149,571 Sponsors’ Warrants to the independent directors of the Company (such independent directors together with the Sponsors, the “Founders”);

WHEREAS, the Company desires the Warrant Agent to act on behalf of the Company, and the Warrant Agent is willing to so act, in connection with the issuance, transfer, exchange and exercise of Warrants and other matters as provided herein.

NOW, THEREFORE, in consideration of the premises and the mutual agreements set forth herein, the parties hereto, intending to be legally bound, hereby agree as follows:

Section 1.  Appointment of Warrant Agent.  The Company hereby appoints the Warrant Agent to act as agent for the Company for the Warrants, and the Warrant Agent hereby accepts such appointment and agrees to perform the same in accordance with the express terms and conditions (and no implied terms) of this Agreement.

Section 2.  Warrant Certificates.  The certificates evidencing the Warrants (the “Warrant Certificates”) to be delivered pursuant to this Agreement shall be in registered form only and shall be substantially in the form set forth in Exhibit A attached hereto.

Section 3.  Execution of Warrant Certificates.  Warrant Certificates shall be signed on behalf of the Company by its Chairman of the Board or its President or Chief Executive Officer or a Senior Vice President, Vice President and by its Secretary or an Assistant Secretary. Each such signature upon the Warrant Certificates may be in the form of a facsimile signature of the present or any future Chairman of the Board, President, Chief Executive Officer, Senior Vice President, Vice President, Secretary or Assistant Secretary and may be imprinted or otherwise reproduced on the Warrant Certificates and for that purpose the Company may adopt and use the facsimile signature of any person who shall have been Chairman of the Board, President, Chief Executive Officer, Senior Vice President, Vice President, Secretary or Assistant Secretary, notwithstanding the fact that at the time the Warrant Certificates shall be countersigned and delivered or disposed of he or she shall have ceased to hold such office.

In case any officer of the Company who shall have signed any of the Warrant Certificates shall cease to be such officer before the Warrant Certificates so signed shall have been countersigned by the Warrant Agent, or disposed of by the Company, such Warrant Certificates nevertheless may be countersigned and delivered or disposed of as though such person had not ceased to be such officer of the Company; and any Warrant Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Warrant Certificate, shall be a proper officer of the Company to sign such Warrant Certificate, although at the date of the execution of this Warrant Agreement any such person was not such officer.

Warrant Certificates shall be dated the date of countersignature by the Warrant Agent.

Section 4.  Registration and Countersignature.  Warrant Certificates shall be countersigned by the Warrant Agent and shall not be valid for any purpose unless so countersigned. The Warrant Agent shall, upon the written instructions of the Chairman of the Board, the Vice Chairman, the President or Chief Executive Officer, a Senior Vice President, Vice President, the Treasurer or the Chief Financial Officer of the Company, countersign, issue and deliver Warrants.

The Warrant Agent shall maintain books (the “Warrant Register”) for the registration of original issuance and the registration of transfers of the Warrant. The Company and the Warrant Agent may deem and treat the person in whose name such Warrants shall be registered upon the Warrant Register (“Registered Holders”) as the absolute owner(s) thereof (notwithstanding any notation of ownership or other writing on the Warrant Certificate made by anyone other than the Company or the Warrant Agent), for all purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary.

Section 5.  Registration of Transfers and Exchanges; Transfer Restrictions.  The Warrant Agent shall from time to time, subject to the limitations of this Section 5, register the transfer of any outstanding Warrant Certificates upon the Warrant Register, upon surrender thereof duly endorsed with signatures properly guaranteed by a bank, trust company, broker, dealer, municipal securities dealer, government securities dealer or broker, credit union, a national securities exchange registered securities association or clearing agency, or a savings institution that is a participant in a Securities Transfer Association program or by a Medallion Signature Guarantor and accompanied by a written instrument or instruments of transfer in form satisfactory to the Warrant Agent, duly executed by the registered holder or holders thereof or by the duly appointed legal representative thereof or by a duly authorized attorney. Upon any such registration of transfer, a new Warrant Certificate shall be issued to the transferee(s) and the surrendered Warrant Certificate shall be cancelled by the Warrant Agent. Cancelled Warrant Certificates shall thereafter be delivered by the Warrant Agent to the Company from time to time upon written request. The (x) Founders’ Warrants may not be sold or transferred prior to the date that is one year after the date upon which the Company completes its initial business combination (as defined in the Registration Statement, its “Initial Business Combination”), except (A) to partners, members or employees of Perella Weinberg Partners Group, LP and Brooklyn NY Holdings LLC or the Company, (B) to a holders’ partners or members upon its liquidation, (C) to relatives and trusts for estate planning purposes, or (D) by private sales of up to 33% of the outstanding Founders’ Units made at or prior to the consummation of the Initial Business Combination at purchase prices no greater than the price at which such Founders’ Units were originally purchased from the Company, and (y) Sponsors’ Warrants may not be sold or transferred until the date immediately following the date on which the Company completes its Initial Business Combination, except (A) to the Company’s officers or directors, any affiliates or family members of any of the Company’s officers or directors or any affiliates of either Sponsor, including the holders of their equity securities and partners, members and employees of Perella Weinberg Partners Group, LP and Brooklyn NY Holdings LLC, (B) by gift to a member of a holder’s immediate family or to a trust, the beneficiary of which is a member of the holder’s immediate family, an affiliate of a Sponsor or to a charitable organization; (C) by virtue of the laws of descent and distribution upon death of any holder; (D) by virtue of the laws of the state of Delaware or a Sponsors’ limited partnership or limited liability company agreement upon dissolution of the Sponsor, or (E) pursuant to a qualified domestic relations order to which a holder is subject; provided, however, that the permissive transfers set forth above with respect to the Founders’ Warrants and the Sponsors’ Warrants may be implemented only upon the respective transferee’s written agreement with the Company to be bound by the terms and conditions of such transfer restrictions and, if at the time applicable, the provisions of Section 6(g) of this Agreement (as applicable, such permitted transferees the “Permitted Transferees”).

The Founders’ Warrants shall cease to be subject to the foregoing transfer restrictions if, subsequent to the Company’s completion of its Initial Business Combination, (i) the Last Reported Sales Price (as defined in Section 6(b) below) of the Common Stock equals or exceeds $13.25 per share for any 20 trading days within a 30-trading day period beginning 90 days after the Initial Business Combination, or (ii) the Company consummates a subsequent liquidation, merger, stock exchange or other similar transaction that results in all of the Company’s stockholders having the right to exchange their shares of Common Stock for cash, securities or other property.

The holders of any Founders’ Warrants, Sponsors’ Warrants or Warrant Shares issued upon exercise of any Sponsors’ Warrants or Founders’ Warrants further agree, prior to any transfer of such securities, to give written notice to the Company expressing its desire to effect such transfer and describing briefly the proposed transfer. Upon receiving such notice, the Company shall present copies thereof to its counsel and the Warrant Agent and such holder agrees not to make any disposition of all or any portion of such securities unless and until:

(a) there is then in effect a registration statement under the Securities Act of 1933, as amended (the “Securities Act”), covering such proposed disposition and such disposition is made in accordance with such registration statement, in which case the legends set forth in Exhibit B or Section 6(c) hereof, as the case may be (collectively, the “Legends”) with respect to such securities sold pursuant to such registration statement shall be removed; or

(b) if reasonably requested by the Company, (A) the holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such securities under the Securities Act, (B) the Company shall have received customary representations and warranties regarding the transferee that are reasonably satisfactory to the Company signed by the proposed transferee and (C) the Company shall have received an agreement by such transferee to the restrictions contained in the Legends

Notwithstanding anything herein to the contrary, in the event a warrant surrendered for transfer bears a transfer legend, the Warrant Agent shall not cancel such Warrant and issue new Warrants in exchange therefore until the Warrant Agent has received an opinion of counsel for Company stating that such transfer may be made and indicating whether the new warrant must also bear any such Legends.

Each Public Warrant shall initially be issued together with one share of Common Stock as a Unit. The share of Common Stock and the Public Warrant comprising a Public Unit shall not be separately transferable until the 35th day following the date of the final prospectus related to the IPO (unless Citigroup Global Markets Inc. informs the Company of its decision to allow earlier separate trading), subject to the Company having filed a Current Report on Form 8-K with the Securities and Exchange Commission containing an audited balance sheet reflecting the Company’s receipt of the gross proceeds of the offering of the Public Units and having issued a press release announcing when such separate trading of the shares of Common Stock and Public Warrants comprising the Public Units will begin (such date the “Detachment Date”). Prior to the Detachment Date, Public Warrants may be transferred or exchanged only together with the Public Unit in which such Public Warrant is included, and only for the purpose of effecting, or in conjunction with, a transfer or exchange of such Unit. Furthermore, prior to the Detachment Date, each transfer of a Public Unit on the register relating to such Units shall operate also to transfer the Public Warrant included in such Unit.

Subject to the terms of this Agreement, Warrant Certificates may be exchanged at the option of the holder(s) thereof, when surrendered to the Warrant Agent for another Warrant Certificate or other Warrant Certificates of like tenor and representing in the aggregate an equal number of Warrants. Any holder desiring to exchange a Warrant Certificate shall deliver a written request to the Warrant Agent, and shall surrender, duly endorsed with signatures guaranteed by a bank, trust company, broker, deal, municipal securities deal, government securities dealer or broker, credit union, a national securities exchange registered securities association or clearing agency, or a savings institutions that is a participant in a securities Transfer Association program or by a Medallion Signature Guarantor and accompanied by a written instrument or instruments of transfer in form satisfactory to the Warrant Agent, the Warrant Certificate or Certificates to be so exchanged. Warrant Certificates surrendered for exchange shall be cancelled by the Warrant Agent. Such cancelled

Warrant Certificates shall then be delivered by the Warrant Agent to the Company from time to time upon request.

The Warrant Agent is hereby authorized to countersign, in accordance with the terms of this Agreement, the new Warrant Certificates required pursuant to the provisions of this Section 5 and the Company, when required by the Warrant Agent, will supply the Warrant Agent with Warrants duly executed on behalf of the Company for such purposes.

Section 6.  Terms of Warrants.

(a) Exercise Price and Exercise Period

The initial exercise price per share at which Warrant Shares shall be purchasable upon the exercise of Warrants (the “Exercise Price”) shall be (i) $7.50 per share in the case of the Public Warrants and the Sponsors’ Warrants, and (ii) $10.00 per share in the case of the Founders’ Warrants, and each Warrant shall be initially exercisable to purchase one share of Common Stock.

Subject to the terms of this Agreement (including without limitation Section 6(e) below), each Warrant holder shall have the right, which may be exercised commencing at the opening of business on the first day of the applicable Warrant Exercise Period set forth below and until 5:00 p.m., New York City time, on the last day of such Warrant Exercise Period, to receive from the Company the number of fully paid and nonassessable Warrant Shares which the holder may at the time be entitled to receive upon the proper exercise of such Warrant in accordance with Section 6(c) of this Agreement. No adjustments as to dividends will be made upon exercise of the Warrants.

The “Warrant Exercise Period” shall (x) commence (subject to Section 6(e) below):

(A) With respect to the Public Warrants and the Sponsor Warrants, on the later of (1) the date that is 12 months from the date of the final prospectus relating to the IPO; and (2) the date on which the Company completes its Initial Business Combination; and

(B) With respect to the Founders’ Warrants, on the later of (1) the date on which the Company completes its Initial Business Combination and (2) one year from the date of the final prospectus relating to the IPO, in each case, if and only when the Last Reported Sales Price of the Common Stock (as defined below) equals or exceeds $12.25 per share for any 20 days within any 30 day trading period beginning 90 days after the Company’s completion of the Initial Business Combination and shall (y) end on the earlier of:

(A) the date that is six years from the date of the final prospectus relating to the IPO; and

(B) the Business Day preceding the date on which such Warrants are redeemed pursuant to Section 6(b) below or expire pursuant to Section 6(f) below.

The “Last Reported Sales Price” of the Common Stock on any date of determination means:

(A) the last reported sale price for the regular trading session (without considering after hours or other trading outside regular trading session hours) of the Common Stock (regular way) on the American Stock Exchange on that date,

(B) if the Common Stock is not listed for trading on the American Stock Exchange on that date, the last reported sale price reported in the composite transactions for the principal United States securities exchange on which the Common Stock is so listed,

(C) if the Common Stock is not so reported, the last quoted bid price for the Common Stock in the over-the-counter market as reported by the OTC Bulletin Board, the National Quotation Bureau or similar organization, or

(D) if the Common Stock is not so quoted, the average of the mid-point of the last bid and ask prices for the Common Stock from at least three nationally recognized investment banking firms that the Company selects for this purpose.

“Business Day” shall mean any day on which the American Stock Exchange is open for trading and which is not a Saturday, a Sunday or any other day on which banks in the City of New York, New York, are authorized or required by law to close.

Each Warrant not exercised or redeemed prior to 5:00 p.m., New York City time, on the last day of the Warrant Exercise Period shall become void and all rights thereunder and all rights in respect thereof under this Agreement shall cease as of such time.

(b) Redemption of Warrants

The Company may call the Warrants for redemption, in whole and not in part, at a price of $0.01 per Warrant, upon not less than 30 days’ prior written notice of redemption to each Warrant holder and the Warrant Agent, at any time after such Warrants have become exercisable pursuant to Section 6(a) above, if, and only if, (A) the Last Reported Sales Price has equaled or exceeded $13.25 per share for any 20 trading days within a 30-trading-day period ending on the third Business Day prior to the notice of redemption to Warrant holders and (B) at all times between the date of such notice of redemption and the redemption date a registration statement filed pursuant to the Securities Act is in effect covering the Warrant Shares issuable upon exercise of the Warrants and a current prospectus relating to those Warrant Shares is available.

Upon a call for redemption of Warrants by the Company, the Company shall have the right to require all holders of Warrants subject to redemption who exercise such Warrants after the Company’s call for redemption to do so on a cashless basis in accordance with the procedures set forth in Section 6(d).

Notwithstanding the foregoing, none of the Founders’ Warrants or Sponsors’ Warrants shall be redeemable at the option of the Company so long as they are held by the Founders, the Sponsors or a Permitted Transferee; provided that the fact that one or more Founders’ Warrants or Sponsors’ Warrants are non-redeemable by operation of this sentence shall not affect the Company’s right to redeem, pursuant to the other provisions of this Section 6(b), the Public Warrants, the Founders’ Warrants and the Sponsors’ Warrants that are not held by the Founders, the Sponsors or a Permitted Transferee. Any Founders’ Warrants or Sponsors’ Warrants not held by the Founders, the Sponsors or a Permitted Transferee shall become Public Warrants and subject to the same terms and conditions hereunder as all other Public Warrants.

(c) Exercise Procedure.

A Warrant may be exercised upon surrender to the Company at the office of the Warrant Agent of the Warrant Certificate or Certificates to be exercised with the form of election to purchase on the reverse thereof properly filled in and duly signed and such other documentation as the Warrant Agent may reasonably request, and upon payment to the Warrant Agent for the account of the Company of the Exercise Price (adjusted as herein provided if applicable) for the number of Warrant Shares in respect of which such Warrants are then exercised. Payment of the aggregate Exercise Price (unless on a cashless basis, as set forth below) shall be made by certified or official bank check payable to the order of the Company in New York Clearing House Funds, or the equivalent thereof. In no event will any Warrants be settled on a net cash basis.

Subject to the provisions of Section 7 hereof, upon such surrender of Warrants and payment of the Exercise Price (or notice of settlement on a cashless basis, if applicable) the Company shall issue and cause to be delivered with all reasonable dispatch to and in such name or names as the Warrant holder may designate, a certificate or certificates for the number of full Warrant Shares issuable upon the exercise of such Warrants. Such certificate or certificates shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become a holder of record of such Warrant Shares as of the date of the surrender of such Warrants and payment of the Exercise Price or on a cashless basis as set forth above, as applicable.

The Warrants shall be exercisable, at the election of the holders thereof, either in full or from time to time in part and, in the event that a certificate evidencing Warrants is exercised in respect of fewer than all of the Warrant Shares issuable on such exercise at any time prior to the date of expiration of the Warrants, a new certificate evidencing the remaining Warrant or Warrants will be issued by the Company, and the Warrant Agent is hereby irrevocably authorized to countersign and to deliver the required new Warrant Certificate or

Certificates pursuant to the provisions of Section 4 hereof and of this Section 6, and the Company, whenever required by the Warrant Agent, shall supply the Warrant Agent with Warrant Certificates duly executed on behalf of the Company for such purpose. The Warrant Agent may assume that any Warrant presented for exercise is permitted to be so exercised under applicable law and shall have no liability for acting in reliance on such assumption.

All Warrant Certificates surrendered upon exercise of Warrants shall be canceled by the Warrant Agent. Such canceled Warrant Certificates shall then be delivered by the Warrant Agent to the Company from time to time upon written request. The Warrant Agent shall account promptly to the Company with respect to Warrants exercised and concurrently account for and pay to the Company all monies received by the Warrant Agent for the purchase of the Warrant Shares through the exercise of such Warrants.

The Company shall supply the Warrant Agent from time to time with such numbers of copies of this Agreement as the Warrant Agent may request. The Warrant Agent shall keep copies of this Agreement and any notices given or received hereunder available for examination by any Registered Holder with reasonable prior written notice during normal business hours at its office. Prior to such examination, the Warrant Agent may require any such holder to submit his Warrant for inspection by the Warrant Agent.

Certificates evidencing Warrant Shares issued upon exercise of a Sponsors’ Warrant or Founders’ Warrant shall contain the following legend, unless such Warrant Shares were issued pursuant to an effective registration statement under the Securities Act:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAW, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

SECURITIES EVIDENCED BY THIS CERTIFICATE WILL BE ENTITLED TO REGISTRATION RIGHTS UNDER A REGISTRATION RIGHTS AGREEMENT TO BE EXECUTED BY THE COMPANY.

(d) Cashless Exercise.

(1) The Founders’ and Sponsors’ Warrants may be exercised on a cashless basis by the Founders, the Sponsors and any Permitted Transferees, at the Founder’s, the Sponsor’s or such Permitted Transferee’s election (the “Cashless Exercise Election”).

(2) Upon a call for redemption of Warrants on a cashless basis by the Company pursuant to Section 6(b) (the “Cashless Exercise Demand”), all holders of Warrants subject to redemption who exercise such Warrants shall do so on a cashless basis.

(3) If the Founders, the Sponsors or any Permitted Transferee makes a Cashless Exercise Election with respect to any Founders’ or Sponsors’ Warrants or if the Company makes a Cashless Exercise Demand with respect to the Warrants subject to redemption that the holders thereof have elected to exercise after the Company’s call for redemption, then upon surrender of such Warrants in accordance with Section 6(c), the Company shall issue and cause to be delivered with all reasonable dispatch to and in such name or names as the Founders, the Sponsors or such Permitted Transferee or such Warrant holder, as the case may be, may designate, a certificate or certificates for the number of full Warrant Shares to be issued upon such cashless exercise, computed by using the following formula:

X	=	(A)(Y)
(B)

X =	The Warrant Shares to be issued in connection with such cashless exercise to the holder of the Warrants being exercised.

Y =	The number of Warrant Shares underlying the Warrants being exercised.

A =	The value of one Warrant as of the date of the exercise, which shall be determined by using the following formula:

A =	B - the Exercise Price

B =	The Fair Market Value of a share of Common Stock.

For purposes of this Section 6(d), the “Fair Market Value” of a share of Common Stock shall mean the average of the Last Reported Sales Price for the ten trading days ending on the third trading day prior to (x) with respect to the Founders’ and Sponsors’ Warrants subject to a Cashless Exercise Election, the date on which the Warrant exercise notice is sent to the Warrant Agent, and (y) with respect to the Warrants subject to a Cashless Exercise Demand, the date on which the notice of redemption is sent to the holders of the Warrants.

(iv) If the Company makes a Cashless Exercise Demand, the notice of redemption shall contain the information necessary to calculate the number of Warrant Shares to be received by Warrant holders upon exercise of the Warrants, including the Fair Market Value in such case.

(e) Registration Requirement.  Notwithstanding anything else in this Section 6, no Warrant may be exercised unless at the time of exercise (A) a registration statement covering the Public Warrant Shares to be issued upon exercise of the Public Warrants is effective under the Securities Act and (B) a prospectus thereunder relating to the Public Warrant Shares is current; provided that such requirement shall no longer apply to the Founders’ Warrants and the Sponsors’ Warrants in the event that the Public Warrants have been redeemed by the Company. The Company shall use its best efforts to have a registration statement in effect covering Public Warrant Shares issuable upon exercise of the Public Warrants from the date the Public Warrants become exercisable and to maintain a current prospectus relating to those Public Warrant Shares until the Warrants expire or are redeemed. In the event that, at the end of the Warrant Exercise Period, a registration statement covering the Public Warrant Shares to be issued upon exercise of the Public Warrants is not effective under the Securities Act, all the rights of holders hereunder shall terminate and all of the Warrants shall expire unexercised and worthless, and as a result, purchasers of the Public Units and the Founders’ Units will have paid the full Unit purchase price solely for the share of Common Stock included in each such Unit. In no event shall the Company be required to issue unregistered shares upon the exercise of any Public Warrant or settle Warrants on a net cash basis.

(f) Expiry Upon Liquidation of Trust Account.  If the Company is dissolved because it fails to effect an Initial Business Combination within the applicable period set forth in its certificate of incorporation, all of the rights of holders hereunder shall terminate and all of the Warrants shall expire unexercised and worthless, and as a result purchasers of the Public Units and the Founders’ Units will have paid the full Unit purchase price solely for the share of Common Stock included in each such Unit.

(g) Adjustment of Founders’ Warrants.

If the underwriters with respect to the IPO do not exercise the over-allotment option granted to them by the Company in full or at all, the number of Founders’ Units necessary to ensure that the aggregate amount of Founders’ Common Stock held by the Founders and any Permitted Transferee does not exceed 15% of the issued and outstanding Common Stock of the Company (after giving effect to the IPO and including any shares of Common Stock issued pursuant to the underwriters over-allotment option) shall be immediately forfeited to the Company by their holders. The Company will not make any cash payment to the Founders or any Permitted Transferee in respect of any such adjustment.

If the number of Units offered to the public in connection with the IPO is increased or decreased, the Founders’ Units (including the Founders’ Units subject to forfeiture) will be adjusted in the same proportion as the increase or decrease of the Units offered to the public in order to ensure that the aggregate amount of Founders’ Common Stock held by the Founders and any Permitted Transferee does not fall below or exceed 15% of the issued and outstanding Common Stock of the Company (after giving effect to the IPO and including any shares of Common Stock issued pursuant to the underwriter’s over-allotment option). The

Company will not make or receive any cash payment to or from the Founders or any Permitted Transferees in respect of any such adjustment.

Any additional Units, shares of Common Stock and Warrants the Founders or any of its Permitted Transferees may hold pursuant to the preceding paragraph shall be deemed to be Founders’ Units, Founders’ Common Stock and Founders’ Warrants hereunder and any such Founders’ Warrants (A) shall be subject to the transfer restrictions and adjustment provisions set forth in this Agreement with respect thereto, and (B) shall bear the legend set forth in this Agreement with respect thereto.

Section 7.  Payment of Taxes.  The Company will pay all documentary stamp taxes attributable to the initial issuance of Warrant Shares upon the exercise of Warrants; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issue of any Warrant Certificates or any certificates for Warrant Shares in a name other than that of the registered holder of a Warrant Certificate surrendered upon the exercise of a Warrant, and the Company and the Warrant Agent shall not be required to issue or deliver such Warrant Certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company and the Warrant Agent that such tax has been paid.

Section 8.  Mutilated or Missing Warrant Certificates.  In case any of the Warrant Certificates shall be mutilated, lost, stolen or destroyed, the Company shall issue and the Warrant Agent shall countersign, in exchange and substitution for and upon cancellation of the mutilated Warrant Certificate, or in lieu of and substitution for the Warrant Certificate lost, stolen or destroyed, a new Warrant Certificate of like tenor and representing an equivalent number of Warrants, but only upon receipt of evidence satisfactory to the Company and the Warrant Agent of such loss, theft or destruction of such Warrant Certificate and indemnity, also satisfactory to the Company and the Warrant Agent. Applicants for such new Warrant Certificates must pay such reasonable charges as the Company and the Warrant Agent may prescribe.

Section 9.  Reservation of Warrant Shares.  The Company will at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued Common Stock or its authorized and issued Common Stock held in its treasury, for the purpose of enabling it to satisfy any obligation to issue Warrant Shares upon exercise of Warrants, the maximum number of shares of Common Stock which may then be deliverable upon the exercise of all outstanding Warrants. The Warrant Agent shall have no duty or responsibility to verify availability of such shares set aside by the Company. The Company or, if appointed, the transfer agent for the Common Stock (the “Transfer Agent”) and every subsequent transfer agent for any shares of the Common Stock issuable upon the exercise of any of the Warrants will be irrevocably authorized and directed at all times to reserve such number of authorized shares as shall be required for such purpose. The Company will keep a copy of this Agreement on file with the Transfer Agent and with every subsequent Transfer Agent for any shares of the Common Stock issuable upon the exercise of the Warrants. The Warrant Agent is hereby irrevocably authorized to requisition from time to time from such Transfer Agent the stock certificates required to honor outstanding Warrants upon exercise thereof in accordance with the terms of this Agreement. The Company will supply such Transfer Agent with duly executed certificates for such purposes. The Company will furnish such Transfer Agent a copy of all notices of adjustments and certificates related thereto, transmitted to each holder pursuant to Section 13 hereof. The Warrant Agent shall have no duty or obligation to investigate or confirm whether the information contained in such notices or certificates complies with the terms of this Agreement or any other documents, or is accurate or correct.

Before taking any action which would cause an adjustment pursuant to Section 11 hereof to reduce the Exercise Price below the then par value (if any) of the Warrant Shares, the Company will take any commercially reasonable corporate action which may, in the opinion of its counsel (which may be counsel employed by the Company), be necessary in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares at the Exercise Price as so adjusted.

The Company covenants that all Warrant Shares which may be issued upon exercise of Warrants will, upon payment of the Exercise Price therefor or on a cashless basis pursuant to Section 6(d), if applicable, and issue, be fully paid, nonassessable, free of preemptive rights and free from all taxes, liens, charges and security interests with respect to the issue thereof.

Section 10.  Obtaining Stock Exchange Listings.  The Company will from time to time take all commercially reasonable actions which may be necessary so that the Warrant Shares, immediately upon their issuance upon the exercise of Warrants, will be listed on the principal securities exchanges and markets within the United States of America, if any, on which other shares of Common Stock are then listed. To the extent that the Common Stock is not listed on a national securities exchange or there is no exemption from state “blue sky” securities laws for the issuance of the Warrant Shares, the Company will take all commercially reasonable actions which may be necessary so that the Warrant Shares are registered in all states in which the holders of the Warrants reside.

Section 11.  Adjustment of Number of Warrant Shares.  The number of Warrant Shares issuable upon the exercise of each Warrant is subject to adjustment from time to time upon the occurrence of the events enumerated in this Section 11. For purposes of this Section 11, “Common Stock” means shares now or hereafter authorized of any class of common stock of the Company and any other stock of the Company, however designated, that has the right (subject to any prior rights of any class or series of preferred stock) to participate in any distribution of the assets or earnings of the Company without limit as to per share amount.

(a) Stock Dividends — Split-Ups.  If after the date hereof, and subject to the provisions of Section 12 hereof, the number of outstanding shares of Common Stock is increased by a stock dividend payable in shares of Common Stock, or by a split-up of shares of Common Stock, or other similar event, then, on the effective date of such stock dividend, split-up or similar event, the number of shares of Common Stock issuable on exercise of each Warrant shall be increased in proportion to such increase in outstanding shares of Common Stock.

(b) Aggregation of Shares.  If after the date hereof, and subject to the provisions of Section 12 hereof, the number of outstanding shares of Common Stock is decreased by a consolidation, combination, reverse stock split or reclassification of shares of Common Stock or other similar event, then, on the effective date of such consolidation, combination, reverse stock split, reclassification or similar event, the number of shares of Common Stock issuable on exercise of each Warrant shall be decreased in proportion to such decrease in outstanding shares of Common Stock.

(c) Merger, Reorganization, Etc.  In case of any reclassification or reorganization of the outstanding shares of Common Stock (other than a change covered by Section 11(a) or 11(b) hereof or that solely affects the par value of such shares of Common Stock), or in the case of any merger or consolidation of the Company with or into another corporation (other than a consolidation or merger in which the Company is the continuing corporation and that does not result in any reclassification or reorganization of the outstanding shares of Common Stock), or in the case of any sale or conveyance to another corporation or entity of the assets or other property of the Company as an entirety or substantially as an entirety in connection with which the Company is dissolved, the Warrant holders shall thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified in the Warrants and in lieu of the shares of Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented thereby, the kind and amount of shares of stock or other securities or property (including cash) receivable upon such reclassification, reorganization, merger or consolidation, or upon a dissolution following any such sale or transfer, that the Warrant holder would have received if such Warrant holder had exercised his, her or its Warrant(s) immediately prior to such event; and if any reclassification also results in a change in shares of Common Stock covered by Section 11(a) or 11(b) hereof, then such adjustment shall be made pursuant to Sections 11(a), 11(b), and 11(d) hereof and this Section 11(c). The provisions of this Section 11(c) shall similarly apply to successive reclassifications, reorganizations, mergers or consolidations, sales or other transfers.

(d) Extraordinary Dividends.  If the Company distributes to all holders of its Common Stock any of its assets (including cash) or debt securities or any rights, options or warrants to purchase debt securities, assets or other securities of the Company (other than Common Stock), the number of shares of Common Stock issuable upon exercise of each Warrant shall be adjusted in accordance with the formula:

N’ = N × M/(M-F)

where:

N’ = the adjusted number of shares of Common Stock issuable upon exercise of each Warrant.

N = the current number of shares of Common Stock issuable upon exercise of each Warrant.

M =	the Last Reported Sales Price per share of Common Stock on the Business Day immediately preceding the ex-dividend date for such distribution.

F =	the fair market value on the ex-dividend date for such distribution of the assets, securities, options, rights or warrants distributable to one share of Common Stock after taking into account, in the case of any rights, options or warrants, the consideration required to be paid upon exercise thereof. The Company’s Board of Directors (the “Board”) shall reasonably determine the fair market value in good faith.

The adjustment shall be made successively whenever any such distribution is made and shall become effective immediately after the record date for the determination of stockholders entitled to receive such distribution.

This subsection (d) does not apply to any dividends or distributions made in connection with, or as part of, (i) regular quarterly or other periodic dividends; (ii) any of the actions contemplated by Sections 11(a), 11(b) or 11(e); (iii) the conversion rights of the holders of Common Stock upon consummation of the Company’s Initial Business Combination; or (iv) in connection with the Company’s liquidation and the distribution of its assets upon its failure to consummate an Initial Business Combination. If any adjustment is made pursuant to this subsection (d) as a result of the issuance of rights, options or warrants and at the end of the period during which any such rights, options or warrants are exercisable, not all such rights, options or warrants shall have been exercised, the Warrant shall be immediately readjusted as if “F” in the above formula was the fair market value on the ex-dividend date for such distribution of the indebtedness or assets actually distributed upon exercise of such rights, options or warrants divided by the number of shares of Common Stock outstanding on the ex-dividend date for such distribution. Notwithstanding anything to the contrary contained in this subsection (d), if “M-F” in the above formula is less than $1.00, the Company may elect to, and if “M-F” or is a negative number, the Company shall, in lieu of the adjustment otherwise required by this subsection (d), distribute to the holders of the Warrants, upon exercise thereof, the evidences of indebtedness, assets, rights, options or warrants (or the proceeds thereof) which would have been distributed to such holders had such Warrants been exercised immediately prior to the record date for such distribution.

(e) Adjustments To Exercise Price.  Whenever the number of shares of Common Stock purchasable upon the exercise of the Warrants is adjusted, as provided in Sections 11(a) and 11(b) hereof, the Exercise Price shall be adjusted (to the nearest cent) by multiplying such Exercise Price immediately prior to such adjustment by a fraction (A) the numerator of which shall be the number of shares of Common Stock purchasable upon the exercise of the Warrants immediately prior to such adjustment, and (B) the denominator of which shall be the number of shares of Common Stock so purchasable immediately thereafter.

(f) Form of Warrant.  The form of Warrant need not be changed because of any adjustment pursuant to this Section 11, and Warrants issued after such adjustment may state the same Exercise Price and the same number of shares as is stated in the Warrants initially issued pursuant to this Agreement. However, the Company may at any time in its sole discretion make any change in the form of Warrant that the Company may deem appropriate and that does not affect the substance thereof, and which does not affect the rights, duties or responsibility of the Warrant Agent, and any Warrant thereafter issued or countersigned, whether in exchange or substitution for an outstanding Warrant or otherwise, may be in the form as so changed.

(g) Other Events.  If any event occurs as to which the foregoing provisions of this Section 11 are not strictly applicable or, if strictly applicable, would not, in the good faith judgment of the Board, fairly and adequately protect the purchase rights of the registered holders of the Warrants in accordance with the essential intent and principles of such provisions, then the Board shall make such adjustments in the application of such provisions, in accordance with such essential intent and principles, as shall be reasonably necessary, in the good faith opinion of the Board, to protect such purchase rights as aforesaid and shall give written notice to the Warrant Agent with respect to such determinations

Section 12.  Fractional Interests.  Notwithstanding any provision contained in this Agreement to the contrary, the Company shall not issue fractional shares upon exercise of Warrants. If, by reason of any adjustment made pursuant to this Section 12, the holder of any Warrant would be entitled, upon the exercise of such Warrant, to receive a fractional interest in a share, the Company shall, upon such exercise, round up or down to the nearest whole number of the shares of Common Stock to be issued to the Warrant holder.

Section 13.  Notice to Warrant Holders.  Upon any adjustment of the Exercise Price and/or the number of shares issuable upon exercise of a Warrant pursuant to Section 11, the Company shall promptly thereafter, and in any event within five days, (i) cause to be filed with the Warrant Agent a certificate executed by the principal financial officer of the Company setting forth the Exercise Price and/or the number of Warrant Shares issuable upon exercise of each Warrant after such adjustment and setting forth in reasonable detail the method of calculation and the facts upon which such calculations are based, and (ii) cause to be given to each of the registered holders of the Warrants at his address appearing on the Warrant register written notice of such adjustments by first-class mail, postage prepaid. Where appropriate, such notice may be given in advance and included as a part of the notice required to be mailed under the other provisions of this Section 13. The Warrant Agent shall be fully protected in relying on any such certificate or notice required to be given to it in accordance with the terms of this Agreement and on any adjustment therein contained and shall not be deemed to have knowledge of such adjustment unless and until it shall have received such certificate.

In case:

(a) the Company shall propose to offer or authorize the issuance to all holders of shares of Common Stock of rights, options or warrants to subscribe for or purchase shares of Common Stock or of any other subscription rights or warrants; or

(b) the Company shall authorize the distribution to all holders of shares of Common Stock of evidences of its indebtedness or assets (other than regular cash dividends or dividends payable in shares of Common Stock or distributions referred to in subsection (b) of Section 11 hereof); or

(c) of any consolidation or merger to which the Company is a party and for which approval of any shareholders of the Company is required, or of the conveyance or transfer of the properties and assets of the Company substantially as an entirety, or of any reclassification or change of Common Stock issuable upon exercise of the Warrants (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or a tender offer or exchange offer for shares of Common Stock; or

(d) of the voluntary or involuntary dissolution, liquidation or winding up of the Company; or

(e) the Company proposes to take any action not specified above which would require an adjustment of the Exercise Price pursuant to Section 11 hereof;

then the Company shall cause to be filed with the Warrant Agent and shall cause to be given to each of the registered holders of the Warrants at his address appearing on the Warrant register, at least 10 days prior to the applicable record date hereinafter specified, or as promptly as practicable under the circumstances in the case of events for which there is no record date, by first-class mail, postage prepaid, a written notice stating (i) the date as of which the holders of record of shares of Common Stock to be entitled to receive any such rights, options, warrants or distribution are to be determined, or (ii) the initial expiration date set forth in any tender offer or exchange offer for shares of Common Stock, or (iii) the date on which any such consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up is expected to become effective or consummated, and the date as of which it is expected that holders of record of shares of Common Stock shall be entitled to exchange such shares for securities or other property, if any, deliverable upon such reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up. The failure to give the notice required by this Section 13 or any defect therein shall not affect the legality or validity of any distribution, right, option, warrant, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up, or the vote upon any action.

Nothing contained in this Agreement or in any of the Warrant Certificates shall be construed as conferring upon the holders thereof the right to vote or to consent or to receive notice as shareholders in respect of the meetings of shareholders or the election of directors of the Company or any other matter, or any rights whatsoever as shareholders of the Company.

Section 14.  Merger, Consolidation or Change of Name of Warrant Agent.  Any Person into which the Warrant Agent may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Warrant Agent shall be a party, or any Person succeeding to all or substantially all the agency business of the Warrant Agent, shall be the successor to the Warrant Agent hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such Person would be eligible for appointment as a successor warrant agent under the provisions of Section 16 hereof. In case at the time such successor to the Warrant Agent shall succeed to the agency created by this Agreement, and in case at that time any of the Warrant Certificates shall have been countersigned but not delivered, any such successor to the Warrant Agent may adopt the countersignature of the original Warrant Agent; and in case at that time any of the Warrant Certificates shall not have been countersigned, any successor to the Warrant Agent may countersign such Warrant Certificates either in the name of the predecessor Warrant Agent or in the name of the successor to the Warrant Agent; and in all such cases such Warrant Certificates shall have the full force and effect provided in the Warrant Certificates and in this Agreement.

In case at any time the name of the Warrant Agent shall be changed and at such time any of the Warrant Certificates shall have been countersigned but not delivered, the Warrant Agent whose name has been changed may adopt the countersignature under its prior name, and in case at that time any of the Warrant Certificates shall not have been countersigned, the Warrant Agent may countersign such Warrant Certificates either in its prior name or in its changed name, and in all such cases such Warrant Certificates shall have the full force and effect provided in the Warrant Certificates and in this Agreement.

Section 15.  Warrant Agent.  The Warrant Agent undertakes only the duties and obligations expressly imposed by this Agreement (and no implied duties or obligations shall be read into this Agreement against the Warrant Agent) upon the following terms and conditions, by all of which the Company and the holders of Warrants, by their acceptance thereof, shall be bound:

(a) The Warrant Agent may rely conclusively and shall be protected in acting upon any order, judgment, instruction, notice, demand, certificate, opinion or advice of counsel (including counsel chosen by or who may be an employee of the Warrant Agent or one of its affiliates), statement, instrument, report or other paper or document (not only as to its due execution and the validity and effectiveness of its provisions, but also as to the truth and acceptability and of information therein contained) which is believed by the Warrant Agent, in good faith, to be genuine and to be signed or presented by the proper person or persons as set forth in Section 15(n).

(b) The Warrant Agent shall have no duties, responsibilities or obligations as the Warrant Agent except those which are expressly set forth herein, and in any modification or amendment hereof to which the Warrant Agent has consented in writing, and no duties, responsibilities or obligations shall be implied or inferred. Without limiting the foregoing, unless otherwise expressly provided in this Agreement, the Warrant Agent shall not be subject to, nor be required to comply with, or determine if any person or entity has complied with, the Registration Statement or any other agreement between or among the parties hereto, even though references thereto may be made in this Agreement, or to comply with any notice, instruction, direction, request or other communication, paper or document other than as expressly set forth in this Agreement.

(c) The statements contained herein and in the Warrant Certificates shall be deemed to be statements of the Company only and the Warrant Agent assumes no responsibility for the correctness of any of the same or be required to verify the same.

(d) The Warrant Agent may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Warrant Agent. The Warrant Agent shall incur no liability or responsibility for any action taken in reliance on any Warrant Certificate, certificate of shares, notice, resolution, waiver, consent, order, certificate, or other paper, document or instrument (whether in its original or facsimile form) believed by it to be genuine and to have been signed, sent or presented by the proper party or parties.

(e) The Company hereby agrees to (A) pay to the Warrant Agent such compensation for all services rendered by the Warrant Agent in the preparation, delivery, administration and execution of this Agreement and the exercise and performance of its duties hereunder as the Company and the Warrant Agent shall agree to in writing, (B) reimburse the Warrant Agent for all expenses, taxes and governmental charges and other charges of any kind and nature incurred by the Warrant Agent in the preparation, delivery, administration, execution and amendment of this Agreement and the exercise and performance of its duties hereunder (including fees and expenses of its counsel) and (C) indemnify the Warrant Agent (and any predecessor Warrant Agent) and hold it harmless against any and all claims (whether asserted by the Company, a holder or any other person), damages, losses, suits, actions, proceedings, settlements, expenses (including taxes other than taxes based on the income of the Warrant Agent) and liabilities (including judgments, costs and counsel fees and expenses), suffered or incurred without gross negligence, willful misconduct or bad faith (each as determined by a final, non-appealable order of a court of competent jurisdiction) on the part of the Warrant Agent or any person acting on behalf of the Warrant Agent, for any action taken, suffered or omitted by the Warrant Agent in connection with the acceptance and administration of this Agreement, including the costs and expenses of defending against any claim of liability arising therefrom, directly or indirectly. The provisions of this Section 15(e) shall survive the expiration of the Warrants and the termination of this Agreement.

(f) The Warrant Agent shall be under no obligation to institute any action, suit or legal proceeding or to take any other action likely to involve expense unless the Company or one or more registered holders of Warrant Certificates shall furnish the Warrant Agent with security and indemnity satisfactory to it for any costs and expenses which may be incurred, but this provision shall not affect the power of the Warrant Agent to take such action as it may consider proper, whether with or without any such security or indemnity. All rights of action under this Agreement or under any of the Warrants may be enforced by the Warrant Agent without the possession of any of the Warrant Certificates or the production thereof at any trial or other proceeding relative thereto, and any such action, suit or proceeding instituted by the Warrant Agent shall be brought in its name as Warrant Agent and any recovery of judgment shall be for the ratable benefit of the registered holders of the Warrants, as their respective rights or interests may appear.

(g) The Warrant Agent, and any member, stockholder, director, officer or employee of it, may buy, sell or deal in any of the Warrants or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or any affiliate thereof or otherwise act as fully and freely as though it were not Warrant Agent under this Agreement. Nothing herein shall preclude the Warrant Agent from acting in any other capacity for the Company or for any other legal entity.

(h) The Warrant Agent will not be under any duty or responsibility to ensure compliance with any applicable federal or state securities laws in connection with the issuance, transfer or exchange of the Warrant Certificates.

(i) The Warrant Agent shall act hereunder solely as agent for the Company, and its duties shall be determined solely by the provisions hereof. The Warrant Agent shall not be liable for anything which it may do or refrain from doing in connection with this Agreement except for its own gross negligence, willful misconduct or bad faith (each as determined by a final, non-appealable order of a court of competent jurisdiction). Notwithstanding anything in this Agreement to the contrary, in no event shall the Warrant Agent be liable for any special, indirect, incidental, punitive or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Warrant Agent has been advised of the likelihood of the loss or damage and regardless of the form of the action.

(j) The Warrant Agent shall not at any time be under any duty or responsibility to any holder of any Warrant Certificate to make or cause to be made any adjustment of the Exercise Price or number of the Warrant Shares or other securities or property deliverable as provided in this Agreement, or to determine whether any facts exist which may require any such adjustments, or with respect to the nature or extent of any such adjustments, when made, or with respect to the method employed in making the same. The Warrant Agent shall not be accountable with respect to the validity or value or the kind or amount of any Warrant Shares or of any securities or property which may at any time be issued or delivered upon the exercise of any Warrant or with respect to whether any such Warrant Shares or other securities will when issued be validly issued and fully paid and nonassessable, and makes no representation with respect thereto.

(k) Notwithstanding anything in this Agreement to the contrary, neither the Company nor the Warrant Agent shall have any liability to any holder of a Warrant Certificate or other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority prohibiting or otherwise restraining performance of such obligation; provided, however that (A) the Company must use its reasonable best efforts to have any such order, decree or ruling lifted or otherwise overturned as soon as possible and (B) nothing in this Section 15(j) shall affect the Company’s obligation under Section 6(e) hereof to use its best efforts to have a registration statement in effect covering the Warrant Shares issuable upon exercise of the Warrants and to maintain a current prospectus relating to those Warrant Shares.

(l) In the event the Warrant Agent believes any ambiguity or uncertainty exists hereunder or in any notice, instruction, direction, request of other communication, paper or document received by the Warrant Agent hereunder, the Warrant Agent may, in its sole discretion, refrain from taking any action, and shall be fully protected and shall not be liable in any way to the Company or any holder or other person or entity for refraining from taking such action, provided that the Warrant Agent provides prior written notice to the Company of such ambiguity or uncertainty and its intention to refrain from taking such action, unless the Warrant Agent receives written instructions signed by the Company which eliminates such ambiguity or uncertainty to the reasonable satisfaction of the Warrant Agent.

(m) The Company agrees to perform, execute and acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments, and assurances as may reasonably be required by the Warrant Agent for the carrying out or performing of the provisions of this Agreement.

(n) Whenever in the performance of its duties under this Agreement, the Warrant Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a statement signed by the Chief Executive Officer, the Vice Chairman, the President, any Vice President or the Chief Financial Officer of the Company and delivered to the Warrant Agent. The Warrant Agent may rely on such statements for any action taken, suffered or omitted by it in good faith under the provisions of this Agreement.

(o) The Warrant Agent shall have no responsibility or liability with respect to the validity of this Agreement or with respect to the validity or execution of any Warrant (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Warrant; nor shall it be responsible to make or liable for any adjustments required under any provision hereof, including but not limited to Sections 11 hereof, or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would required any such adjustment; nor shall it by act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Common Stock to be issued pursuant to this Agreement or any Warrant or as to whether any shares of Common Stock will, when issued, be valid and fully paid and nonassessable.

(p) The Warrant Agent shall have no duty or obligation to investigate or confirm whether any determination under Section 6 is correct or accurate. In addition, notwithstanding anything to the contrary contained herein, the Warrant Agent shall have no duty or obligation to investigate or confirm whether the Company determination regarding the number of Warrant Shares to be issued in the event of a cashless exercise is accurate or correct. Notwithstanding anything to the contrary contained herein, the Warrant Agent shall also have no duty or obligation to investigate or confirm whether any determination of the Warrant Price under Section 6(d) is correct or accurate.

(q) The Warrant Agent hereby waives any and all right, title, interest or claim of any kind (“Claim”) in or to any distribution of the Trust Account (as defined in that certain Trust Account Agreement, dated as of the date hereof, by and between the Company and Mellon Bank, N.A., as account agent thereunder), and hereby agrees not to seek recourse, reimbursement, payment or satisfaction for any Claim against the Trust Account for any reason whatsoever. Without limiting the foregoing, nothing in this provision 15(q) shall be deemed to prohibit payment by the Company of amounts owed to the Warrant Agent pursuant to the terms of this Agreement from interest income of the Trust Account permitted to be withdrawn by the Company under the terms of the Trust Agreement.

(r) The Company shall inform the Warrant Agent (i) of the Detachment Date pursuant to Section 5, (ii) of the consummation of an Initial Business Consummation under Section 5, (iii) of the Company’s liquidation under Section 6(f), (iv) upon the Founders’ Warrants becoming exercisable under Section 5, (v) of its lowering the Warrant Price under Section 6 and (vi) of the periods during which a Warrant can be exercised under Section 6(a).

(s) No provision of this Agreement shall require the Warrant Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights.

(t) The rights and obligations contained in this Section shall survive the termination of this Warrant Agreement and the resignation, removal or replacement of the Warrant Agent.

Section 16.  Change of Warrant Agent.  The Warrant Agent may at any time resign as Warrant Agent upon written notice to the Company. If the Warrant Agent shall become incapable of acting as Warrant Agent, the Company shall appoint a successor to such Warrant Agent. If the Company shall fail to make such appointment within a period of 30 days after it has been notified in writing of such resignation or of such incapacity by the Warrant Agent or by the registered holder of a Warrant Certificate, then the registered holder of any Warrant Certificate or the Warrant Agent may apply, at the expense of the Company, to any court of competent jurisdiction for the appointment of a successor to the Warrant Agent. Pending appointment of a successor to such Warrant Agent, either by the Company or by such a court, the duties of the Warrant Agent shall be carried out by the Company. The holders of a majority of the unexercised Warrants shall be entitled at any time to remove the Warrant Agent and appoint a successor to such Warrant Agent. If a Successor Warrant Agent shall not have been appointed within 30 days of such removal, the Warrant Agent may apply, at the expense of the Company, to any court of competent jurisdiction for the appointment of a successor to the Warrant Agent. Such successor to the Warrant Agent need not be approved by the Company or the former Warrant Agent. After appointment the successor to the Warrant Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Warrant Agent without further act or deed; but the former Warrant Agent upon payment of all fees and expenses due it and its agents and counsel shall deliver and transfer to the successor to the Warrant Agent any property at the time held by it hereunder and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Failure to give any notice provided for in this Section 16, however, or any defect therein, shall not affect the legality or validity of the appointment of a successor to the Warrant Agent.

Section 17.  Notices to Company and Warrant Agent.  Any notice or demand authorized by this Agreement to be given or made by the Warrant Agent or by the registered holder of any Warrant Certificate to or on the Company shall be sufficiently given or made when and if deposited in the mail, first class or registered, postage prepaid, addressed (until another address is filed in writing by the Company with the Warrant Agent), as follows:

BPW Acquisition Corp.
750 Washington Boulevard
Stamford, CT 06901
Attn: Chief Financial Officer

In case the Company shall fail to maintain such office or agency or shall fail to give such notice of the location or of any change in the location thereof, presentations may be made and notices and demands may be served at the office of the Warrant Agent.

Any notice pursuant to this Agreement to be given by the Company or by the registered holder(s) of any Warrant Certificate to the Warrant Agent shall be sufficiently given when and if deposited in the mail, first-class or registered, postage prepaid, addressed (until another address is filed in writing by the Warrant Agent with the Company) to the Warrant Agent as follows:

Mellon Investor Services LLC
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310
Attn: Relationship Manager

Section 18.  Supplements and Amendments.  The Company and the Warrant Agent may from time to time supplement or amend this Agreement without the approval of any holders of Warrant Certificates in order to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provision herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company may deem necessary or desirable and which shall not in any way adversely affect the interests of the holders of Warrant Certificates theretofore issued. Upon the delivery of a certificate from an appropriate officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this Section 18, the Warrant Agent shall execute such supplement or amendment. Notwithstanding anything in this Agreement to the contrary, the prior written consent of the Warrant Agent must be obtained in connection with any supplement or amendment which alters the rights, duties, obligations or immunities of the Warrant Agent and the Warrant Agent shall have no duty or obligation to execute any such amendment or supplement and shall not be bound by any amendment or supplement not executed by it. The Company may amend any provision herein with the consent of the holders of Warrants exercisable for a majority of the Warrant Shares issuable on exercise of all outstanding Warrants that would be affected by such amendment; provided that any supplement or amendment affecting the Public Warrants must be approved by the holders of a majority of Public Warrants; provided, further that without the prior written consent of each holder of Warrants affected, an amendment or supplement may not: (a) increase the Exercise Price except as contemplated herein or reduce the Warrant Exercise Period; (b) modify the Company’s right to call the Warrants for redemption, in whole, as contemplated by Section 6(b), including the provisions related to cashless exercise; (c) modify the Company’s obligation to use its best efforts to have a registration statement in effect covering Public Warrant Shares issuable upon exercise of the Public Warrants from the date the Public Warrants become exercisable and to maintain a current prospectus relating to those Public Warrant Shares until the Warrants expire or are redeemed; (d) reduce the number of Warrant Shares issuable upon the exercise of a Warrant except as contemplated by Section 11; (e) change the currency of the Exercise Price in respect of any Warrant; or (f) make any change in the supplement and amendment provisions of this Section 18 which require each holder’s consent. Without limiting the generality of the foregoing, prior to the issuance of any Public Warrants, this Agreement (including Exhibit A hereto) may be amended by the Company and the Warrant Agent, without the consent of any holder of the Founders’ Warrants or the Sponsors’ Warrants, to modify in any way or provide for the terms of the Public Warrants.

Section 19.  Successors.  All the covenants and provisions of this Agreement by or for the benefit of the Company or the Warrant Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

Section 20.  Termination.  This Agreement will terminate on any earlier date if all Warrants have been exercised or expired without exercise. The provisions of Section 15 hereof shall survive such termination.

Section 21.  Governing Law.  This Agreement and each Warrant Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be construed in accordance with the internal laws of the State of New York. The Company agrees that all actions and proceedings arising out of this Agreement or any of the transactions contemplated hereby shall be brought in the United States District Court for the Southern District of New York or in a New York State Court in the County of New York and that, in connection with any such action or proceeding, the parties will submit to the jurisdiction of, and venue in, such court. The Company hereto also irrevocably waives all right to trial by jury in any action, proceeding or counterclaim arising out of this Agreement or the transactions contemplated hereby.

Section 22.  Benefits of This Agreement.  Nothing in this Agreement shall be construed to give to any person or corporation other than the Company, the Warrant Agent and the registered holders of the Warrant Certificates any legal or equitable right, remedy or claim under this Agreement, and this Agreement shall be for the sole and exclusive benefit of the Company, the Warrant Agent and the registered holders of the Warrant Certificates.

Section 23.  Counterparts.  This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

Section 24.  Force Majeure.  In no event shall the Warrant Agent be responsible or liable for any failure or delay in the performance of its obligations under this Agreement arising out of or caused by, directly or indirectly, forces beyond its reasonable control, including without limitation strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software or hardware) services.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

BPW ACQUISITION CORP.

By:	/s/ Michael E. Martin
Name:     Michael E. Martin

Title:	Chief Executive Officer

MELLON INVESTOR SERVICES LLC,
as Warrant Agent

By:	/s/ Kevin Brennan
Name:     Kevin Brennan

Title:	Managing Director

Signature page to Warrant Agreement

EXHIBIT A

[Form of Warrant Certificate]

[FACE]

Number	Warrants

THIS WARRANT WILL BE VOID IF NOT EXERCISED PRIOR TO
5:00 P.M. NEW YORK CITY TIME,          , 2014

BPW ACQUISITION CORP.
Incorporated Under the Laws of the State of Delaware

CUSIP

Warrant Certificate

This Warrant Certificate certifies that           , or registered assigns, is the registered holder of           warrants (the “Warrants”) to purchase shares of Common Stock, $.0001 par value (the “Common Stock”), of BPW Acquisition Corp., a Delaware corporation (the “Company”). Each Warrant entitles the holder, upon exercise during the period set forth in the Warrant Agreement referred to below, to receive from the Company that number of fully paid and nonassessable shares of Common Stock (each, a “Warrant Share”) as set forth below, at the exercise price (the “Exercise Price”) as determined pursuant to the Warrant Agreement, payable as provided in the Warrant Agreement upon surrender of this Warrant Certificate and payment of the Exercise Price (or on a cashless basis if permitted by the terms of the Warrant Agreement) at the office or agency of the Warrant Agent referred to below, subject to the conditions set forth herein and in the Warrant Agreement. Defined terms used in this Warrant Certificate but not defined herein shall have the meanings given to them in the Warrant Agreement.

Each Warrant is initially exercisable for one fully paid and non-assessable share of Common Stock. The number of Warrant Shares issuable upon exercise of the Warrants is subject to adjustment upon the occurrence of certain events set forth in the Warrant Agreement.

The initial Exercise Price per share of Common Stock for any Warrant is equal to $[7.50]* [10.00]** per share. The Exercise Price is subject to adjustment upon the occurrence of certain events set forth in the Warrant Agreement.

Warrants may be exercised only during the Warrant Exercise Period subject to the conditions set forth in the Warrant Agreement and to the extent not exercised by the end of such Warrant Exercise Period such Warrants shall become void.

Reference is hereby made to the further provisions of this Warrant Certificate set forth on the reverse hereof and such further provisions shall for all purposes have the same effect as though fully set forth at this place.

This Warrant Certificate shall not be valid unless countersigned by the Warrant Agent, as such term is used in the Warrant Agreement.

This Warrant Certificate shall be governed and construed in accordance with the internal laws of the State of New York, without regard to conflicts of laws principles thereof.

BPW ACQUISITION CORP.

By:
Name:     Michael E. Martin

Title:	Chief Executive Officer

Countersigned:
Dated:          , 20
MELLON INVESTOR SERVICES LLC,
as Warrant Agent

By
Authorized Signatory

      *  Only applies to Public Warrants and Sponsors’ Warrants.
      ** Only applies to Founders’ Warrants.

[Form of Warrant Certificate]

[Reverse]

The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants entitling the holder on exercise to receive shares of Common Stock and are issued or to be issued pursuant to a Warrant Agreement dated as of February 26, 2008 (the “Warrant Agreement”), duly executed and delivered by the Company to Mellon Investor Services LLC, a New Jersey limited liability company, as warrant agent (the “Warrant Agent”), which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Warrant Agent, the Company and the holders (the words “holders” or “holder” meaning the registered holders or registered holder) of the Warrants. A copy of the Warrant Agreement may be obtained by the holder hereof upon written request to the Company. Defined terms used in this Warrant Certificate but not defined herein shall have the meanings given to them in the Warrant Agreement.

Warrants may be exercised at any time during the Warrant Exercise Period set forth in the Warrant Agreement. The holder of Warrants evidenced by this Warrant Certificate may exercise them by surrendering this Warrant Certificate, with the form of election to purchase set forth hereon properly completed and executed, together with payment of the Exercise Price as specified in the Warrant Agreement (or through “cashless exercise” if permitted by the Warrant Agreement) at the office of the Warrant Agent. In the event that upon any exercise of Warrants evidenced hereby the number of Warrants exercised shall be less than the total number of Warrants evidenced hereby, there shall be issued to the holder hereof or his assignee a new Warrant Certificate evidencing the number of Warrants not exercised. No adjustment shall be made for any dividends on any Common Stock issuable upon exercise of this Warrant.

Notwithstanding anything else in this Warrant Certificate or the Warrant Agreement, no Warrant may be exercised unless at the time of exercise (i) a registration statement covering the Public Warrant Shares to be issued upon exercise of the Warrants is effective under the Act and (ii) a prospectus thereunder relating to the Public Warrant Shares is current. In no event shall the Company be required to issue unregistered shares upon the exercise of any Warrant or to net cash settle any Warrant.

The Warrant Agreement provides that upon the occurrence of certain events the number of Warrant Shares set forth on the face hereof may, subject to certain conditions, be adjusted. If, upon exercise of a Warrant, the holder thereof would be entitled to receive a fractional interest in a share of Common Stock, the Company will, upon exercise, round up or down to the nearest whole number of shares of Common Stock to be issued to the Warrant holder.

Warrant Certificates, when surrendered at the principal corporate trust office of the Warrant Agent by the registered holder thereof in person or by legal representative or attorney duly authorized in writing, may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor evidencing in the aggregate a like number of Warrants.

Upon due presentation for registration of transfer of this Warrant Certificate at the office of the Warrant Agent a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided in the Warrant Agreement, without charge except for any tax or other governmental charge imposed in connection therewith.

The Company and the Warrant Agent may deem and treat the person in whose name such Warrants shall be registered upon the Warrant Register as the absolute owner(s) thereof (notwithstanding any notation of ownership or other writing on the Warrant Certificate made by anyone other than the Company or the Warrant Agent), for all purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary. Neither the Warrants nor this Warrant Certificate entitles any holder hereof to any rights of a stockholder of the Company.

Election to Purchase

(To Be Executed Upon Exercise Of Warrant)

The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to receive           shares of Common Stock and herewith tenders payment for such shares to the order of BPW Acquisition Corp. in the amount of $      in accordance with the terms hereof. The undersigned requests that a certificate for such shares be registered in the name of          , whose address is           and that such shares be delivered to           whose address is          . If said number of shares is less than all of the shares of Common Stock purchasable hereunder, the undersigned requests that a new Warrant Certificate representing the remaining balance of such shares be registered in the name of          , whose address is          , and that such Warrant Certificate be delivered to          , whose address is          .

Date: , 20
(Signature)

(Address)

(Tax Identification Number)

Signature Guaranteed:

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15).

EXHIBIT B

LEGEND

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE. IN ADDITION, THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN TRANSFER RESTRICTIONS SET FORTH IN THAT CERTAIN WARRANT AGREEMENT REFERRED TO HEREIN [AND ARE SUBJECT TO FORFEITURE IN CERTAIN CIRCUMSTANCES AS SET FORTH IN THAT CERTAIN WARRANT AGREEMENT REFERRED TO HEREIN]*.

SECURITIES EVIDENCED BY THIS CERTIFICATE AND SHARES OF COMMON STOCK OF THE COMPANY ISSUED UPON EXERCISE OF SUCH SECURITIES WILL BE ENTITLED TO REGISTRATION RIGHTS UNDER A REGISTRATION RIGHTS AGREEMENT TO BE EXECUTED BY THE COMPANY.

No.	Warrants

      *  Only applies to Founders’ Warrants.

Appendix B

FIRST AMENDMENT TO WARRANT AGREEMENT

This FIRST AMENDMENT TO WARRANT AGREEMENT, dated as of [          ], 2010 (this “Amendment “), is entered into by and among BPW Acquisition Corp., a Delaware corporation (“BPW”) and Mellon Investor Services LLC, a New Jersey limited liability company, as warrant agent (the “Warrant Agent”).

WHEREAS, the parties hereto are parties to that certain Warrant Agreement, dated as of February 26, 2008 (the “Agreement”);

WHEREAS, Section 18 of the Agreement provides that BPW, with the consent of (i) the holders of Warrants exercisable for a majority of the Warrant Shares issuable on exercise of all outstanding Warrants and (ii) the holders of a majority of Public Warrants, may enter into this Amendment;

WHEREAS, consents have been received from (i) holders of Warrants exercisable for not less than a majority of the Warrant Shares issuable on exercise of all outstanding Warrants (ii) the holders of not less than a majority of Public Warrants, in each case with respect to the amendments set forth below in Article II; and

WHEREAS, all necessary actions to make this Amendment a valid agreement of the parties hereto have been taken.

NOW, THEREFORE, for and in consideration of the premises and mutual agreements herein set forth, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I

DEFINITION OF TERMS

Unless the context otherwise requires:  (A) a term defined in the Agreement has the same meaning when used in this Amendment; (B) capitalized terms used herein that are not otherwise defined herein shall have the meaning assigned to such terms in the Agreement; (C) references to Sections mean references to such Sections in the Agreement, unless stated otherwise; and (D) rules of construction applicable pursuant to the Agreement are also applicable herein. Each reference in the Agreement to the “date hereof” or any similar term shall refer to February 26, 2008.

ARTICLE II

AMENDMENT TO THE WARRANT AGREEMENT

The Agreement is hereby amended as follows:

A. Clause (x) of the definition of “Warrant Exercise Period” contained in Section 6(a) of the Agreement is hereby amended by deleting Clause (x)(A) of such definition and replacing it in its entirety with the following (and Clause (x)(A) of the definition of “Warrant Exercise Period” contained in Section 6(a) of the Agreement as in effect prior to the execution of this Amendment by the parties hereto shall no longer apply to the Warrants):

(A) With respect to the Public Warrants and the Sponsor Warrants, on the later of (1) the date that is 12 months from the date of the final prospectus relating to the IPO; and (2) the earlier of: (X) the date that is 12 months from the date on which the Company completes its Initial Business Combination and (Y) the date of public announcement by the Company of a determination of the board of directors of the Company at such time (the “Current Company Board”) that the Warrant Exercise Period shall have commenced; and

B. Clause (x)(B)(1) of the definition of “Warrant Exercise Period” contained in Section 6(a) of the Agreement is hereby amended by inserting the phrase “that is 12 months from the date” immediately prior to the phrase “on which the Company completes” contained therein, and Clause (x)(B)(1) of the definition of “Warrant Exercise Period” contained in Section 6(a) of the Agreement as in effect prior to the execution of this Amendment by the parties hereto shall no longer apply to the Warrants.

C. Clause (y) of the definition of “Warrant Exercise Period” contained in Section 6(a) of the Agreement is hereby amended by deleting Clause (y)(A) of such definition and replacing it in its entirety with the following (and Clause (y)(A) of the definition of “Warrant Exercise Period” contained in Section 6(a) of the Agreement as in effect prior to the execution of this Amendment by the parties hereto shall no longer apply to the Warrants):

(A) the date that is the earlier of: (1) seven years from the date of the final prospectus relating to the IPO and (2) in the event that the Warrant Exercise Period with respect to the Public Warrants and the Sponsor Warrants shall have commenced pursuant clause (x)(A)(2)(Y) of this definition, six years from the date of the final prospectus relating to the IPO plus the number of days following the date on which the Company completes its Initial Business Combination up to and including the date of such public announcement; and

D. Section 11 of the Agreement is hereby amended by deleting Section 11(c) in its entirety and replacing it with the following (and Section 11(c) of the Agreement as in effect prior to the execution of this Amendment by the parties hereto shall no longer apply to the Warrants):

Mergers, Reorganization, Etc.  In case of any reclassification or reorganization of the outstanding shares of Common Stock (other than (i) a change covered by Section 11(a) hereof, (ii) an increase in the number of outstanding shares of Common Stock resulting from a stock dividend payable in shares of Common Stock, or from a split-up of shares of Common Stock, or other similar event, or (iii) a change that solely affects the par value of such shares of Common Stock), or in the case of any merger or consolidation of the Company with or into another corporation (other than a consolidation or merger in which the Company is the continuing corporation and that does not result in any reclassification or reorganization of the outstanding shares of Common Stock), or in the case of any sale or conveyance to another corporation or entity of the assets or other property of the Company as an entirety or substantially as an entirety in connection with which the Company is dissolved, at the option of the Current Company Board in its sole discretion, (1) the Warrant holders shall thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified in the Warrants and in lieu of the shares of Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented thereby, the kind and amount of shares of stock or other securities or property (including cash) receivable upon such reclassification, reorganization, merger or consolidation, or upon a dissolution following any such sale or transfer, that the Warrant holder would have received if such Warrant holder had exercised his, her or its Warrant(s) immediately prior to such event or (2) each Warrant that is outstanding immediately prior to the consummation of such reclassification, reorganization, merger or consolidation, or dissolution following any such sale or transfer, shall be cancelled (“Cashed Out”) as of immediately prior to such consummation in exchange for, and in lieu of the shares of Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented thereby, the right to receive a lump sum cash payment in an amount equal to the excess, if any, of (X) the fair market value (as determined by the Current Company Board acting in good faith in its sole discretion) of the shares of stock or other securities or property (including cash) receivable upon such reclassification, reorganization, merger or consolidation, or upon a dissolution following any such sale or transfer, that the holder of such Warrant would have received if such Warrant holder had exercised such Warrant immediately prior to such event over (Y) the Exercise Price applicable to such Warrant, provided, that if there is no such excess, such Warrant shall be cancelled, without any consideration being payable in respect thereof, and have no further force and effect; and if any reclassification also results in a change in shares of Common Stock covered by Section 11(a) hereof, then such adjustment shall be made pursuant to Section 11(a) hereof and this Section 11(b). The provisions of this Section 11(b) shall similarly apply to successive reclassifications, reorganizations, mergers or consolidations, sales or other transfers, except in each case, with respect to Warrants Cashed Out in accordance with Section 11(b)(2) hereof.

E. Section 11 of the Agreement is hereby further amended by deleting the phrase “Sections 11(a) and 11(b)” contained in Section 11(e) and replacing it with the phrase “Section 11(a)”, and Section 11(e) of the Agreement as in effect prior to the execution of this Amendment by the parties hereto shall no longer apply to the Warrants.

F. Section 11 of the Agreement is hereby further amended by deleting Section 11(a) in its entirety (and Section 11(a) of the Agreement as in effect prior to the execution of this Amendment by the parties hereto shall no longer apply to the Warrants), and Sections 11(b) and 11(c) are hereby re-lettered Sections 11(a) and 11(b).

G. Section 11 of the Agreement is hereby further amended by deleting Section 11(d) in its entirety (and Section 11(d) of the Agreement as in effect prior to the execution of this Amendment by the parties hereto shall no longer apply to the Warrants), and Sections 11(e) and 11(f) are hereby re-lettered Sections 11(c) and 11(d).

H. Section 11 of the Agreement is hereby further amended by deleting Section 11(g) in its entirety (and Section 11(g) of the Agreement as in effect prior to the execution of this Amendment by the parties hereto shall no longer apply to the Warrants).

ARTICLE III

MISCELLANEOUS

A. Ratification of Warrant Agreement; No Further Amendment; Full Force and Effect.

Except as amended or modified hereby, all terms, covenants and conditions of the Agreement as heretofore in effect shall remain in full force and effect and are hereby ratified and confirmed in all respects. This Amendment shall form a part of the Agreement for all purposes, and each party hereto and thereto shall be bound hereby. This Amendment shall be deemed to be in full force and effect from and after the execution of this Amendment by the parties hereto.

B. Governing Law.

This Amendment shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be construed in accordance with the internal laws of the State of New York. BPW agrees that all actions and proceedings arising out of this Amendment or any of the transactions contemplated hereby shall be brought in the United States District Court for the Southern District of New York or in a New York State Court in the County of New York and that, in connection with any such action or proceeding, the parties will submit to the jurisdiction of, and venue in, such court.

C. Successors; Entire Agreement; Counterparts.

All the covenants and provisions of this Amendment by or for the benefit of BPW or the Warrant Agent shall bind and inure to the benefit of their respective successors and assigns hereunder. This Amendment constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral, among the parties hereto, or any of them, with respect to the subject matter hereof. This Amendment may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, BPW and the Warrant Agent have caused this Amendment to be executed as of the date first written above by their respective officers thereunto duly authorized.

BPW ACQUISITION CORP.

By:
Name:
Title:

Countersigned:
Dated:          , 2010

MELLON INVESTOR SERVICES LLC,

as Warrant Agent

By
Authorized Signatory

The information and tabulation agent for the consent solicitation is:

MORROW & CO., LLC

By Mail or Overnight Courier:
470 West Avenue 3rd Floor
Stamford, CT 06902

Banks and Brokers Call: (203) 658-9400

Warrantholders Please Call Toll-free: (800) 662-5200

LETTER OF CONSENT

BPW ACQUISITION CORP.

This Letter of Consent concerns the solicitation of consents in respect of warrants to purchase shares of BPW common stock (the “BPW Warrants”) in favor of the authorization to amend the existing warrant agreement, dated as of February 26, 2008, by and between BPW Acquisition Corp. (“BPW”) and Mellon Investor Services LLC (the “Existing Warrant Agreement”), governing the BPW Warrants (the “Warrant Amendment”).

PURSUANT TO THE CONSENT SOLICITATION STATEMENT
DATED March [  ], 2010

PLEASE READ AND FOLLOW THESE INSTRUCTIONS CAREFULLY. COMPLETE, DULY EXECUTE AND RETURN THIS LETTER OF CONSENT PROMPTLY TO THE INFORMATION AND TABULATION AGENT. THIS CONSENT FORM MUST BE RECEIVED BY THE INFORMATION AND TABULATION AGENT AS SOON AS POSSIBLE, BUT IN ANY EVENT NO LATER THAN 12:00 MIDNIGHT NEW YORK CITY TIME AT THE END OF                    , 2010 (AS SUCH DATE MAY BE EXTENDED AS DESCRIBED HEREIN, THE “CONSENT DATE”). NO CONSENT CAN BE GIVEN EFFECT UNLESS THIS LETTER OF CONSENT IS PROPERLY COMPLETED, DULY EXECUTED AND DELIVERED TO THE INFORMATION AND TABULATION AGENT BY FACSIMILE (CONFIRMED BY PHYSICAL DELIVERY), MAIL OR OVERNIGHT COURIER AT THE ADDRESS BELOW. CONSENTS MAY BE REVOKED PRIOR TO THE CONSENT DATE, BUT NOT THEREAFTER, AS DESCRIBED IN THE ACCOMPANYING CONSENT SOLICITATION STATEMENT.

Please complete, duly execute and deliver this Letter of Consent by facsimile (confirmed by physical delivery), mail or overnight courier to the Information and Tabulation Agent, Morrow & Co., LLC, at the following address:

By facsimile:
(For Eligible Institutions only):
(203) 658-9444

Confirmation:
(203) 658-9400
Attn: BPW Group

By Mail or Overnight Courier:
470 West Avenue, 3rd Floor
Stamford, CT 06902

The term “Record Date” as used herein means 5:00 p.m., New York City time, on March 17, 2010, and the term “holder” means each person shown on the records of the registrar for the BPW Warrants as a registered holder on the Record Date.

Capitalized terms used herein but not defined herein have the meanings given to them in the Consent Solicitation Statement.

The Consent Solicitation is made by BPW only to holders (as defined below) as of the Record Date of BPW Warrants in order to amend the Existing Warrant Agreement. As more fully described in the accompanying Consent Solicitation Statement dated March [  ], 2010 (the “Consent Solicitation Statement”) of BPW, if the Warrant Amendment becomes effective, holders of unexchanged BPW Warrants (if any) will not be able to exercise their unexchanged BPW Warrants for up to one year from the date of the completion of the Merger (unless, in the case of BPW Warrants other than BPW Warrants issued to BPW’s sponsors prior to BPW’s initial public offering, the board of directors of BPW at such time determines, in its sole discretion, to accelerate the exercisability of such BPW Warrants). In addition, the Warrant Amendment will clarify that the unexchanged BPW Warrants will no longer be entitled to the benefit of anti-dilution protections and other provisions in the Existing Warrant Agreement that will be removed or modified. As a result, following the Merger, Talbots will be able to take certain actions with respect to the Talbots Common Stock, including common stock dividends, stock splits, extraordinary dividends (including distributions of cash, securities or other assets) and similar actions, without any required anti-dilution adjustment to the terms of the unexchanged BPW Warrants. For example, in the event of a stock split with respect to the Talbots Common Stock, the terms of the unexchanged BPW Warrants as amended by the Warrant Amendment would provide for no corresponding increase to the number of shares of Talbots Common Stock issuable on exercise of unexchanged BPW Warrants and corresponding decrease of the exercise price. In addition, if the Warrant Amendment is approved, upon the occurrence of certain future events, including without limitation certain reclassifications, reorganizations, mergers or consolidations involving Talbots or BPW, or upon a dissolution of Talbots or BPW following certain asset sales or transfers involving Talbots or BPW, as applicable, the board of directors of BPW at such time will have the option to cancel each unexchanged BPW Warrant in exchange for the right to receive a cash payment equal to the excess, if any, of the fair market value (as determined by the board of directors of BPW at such time, acting in good faith and its sole discretion) of the consideration that the holder of such unexchanged BPW Warrant would have received if such holder had exercised such unexchanged BPW Warrant immediately prior to such event, over the exercise price then applicable to such unexchanged BPW Warrant.

Only holders or their duly designated proxies (“Duly Designated Proxies”) are eligible to consent to the Warrant Amendment. Any beneficial holder of BPW Warrants who is not a holder of record of such BPW Warrants must arrange with the person who is the holder or such holder’s assignee or nominee to (i) execute and deliver a Letter of Consent on behalf of such beneficial holder or (ii) deliver a proxy so that such beneficial holder can execute and deliver a Letter of Consent on its own behalf.

CONSENT TO WARRANT AMENDMENT

By execution hereof, the undersigned acknowledges receipt of the Consent Solicitation Statement and hereby represents and warrants that the undersigned is a holder (or Duly Designated Proxy) of the BPW Warrants indicated below and has full power and authority to take the action indicated below in respect of such BPW Warrants. The undersigned will, upon request, execute and deliver any additional documents deemed by BPW to be necessary or desirable to perfect the undersigned’s consent to the Warrant Amendment.

The undersigned acknowledges that Letters of Consent delivered pursuant to any one of the procedures described in the Instructions included in this Letter of Consent will constitute a binding agreement between the undersigned and BPW upon the terms and subject to the conditions of the Consent Solicitation. The undersigned hereby agrees that he, she or it will not revoke any consent the undersigned grants hereby except in accordance with the procedures set forth herein and in the Consent Solicitation Statement.

Unless otherwise specified in the table below, this Letter of Consent relates to the total aggregate number of BPW Warrants held of record by the undersigned at the close of business on the Record Date. If this Letter of Consent relates to less than the total aggregate number of BPW Warrants so held, the correct number as to which consent is provided should be listed in the far right column.

The undersigned authorizes the Information and Tabulation Agent to deliver this Letter of Consent and any proxy delivered in connection herewith to BPW as evidence of the undersigned’s actions with respect to the Warrant Amendment.

Name and Address of Holder		Number of BPW Warrants with
(Please include DTC Participant Number)	Aggregate Number of BPW Warrants**	Respect to which Consents are Given**

Total Number of BPW Warrants Consenting:

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IMPORTANT — READ CAREFULLY

If this Letter of Consent is executed by the holder, it must be executed in exactly the same manner as the name of the holder appears on the warrant certificates representing the BPW Warrant. If the BPW Warrants are held of record by two or more joint holders, all such holders must sign the Letter of Consent. If a signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other holder acting in a fiduciary or representative capacity, such person must so indicate when signing and must submit proper evidence satisfactory to BPW of such person’s authority to so act. If the BPW Warrants with respect to which consents are given are registered in different names, separate Letters of Consent must be executed covering each form of registration. If a Letter of Consent is executed by a person other than the holder, then such person must have been authorized by proxy or in some other manner acceptable to BPW to vote the applicable BPW Warrants on behalf of the holder.

Each holder (or its Duly Designated Proxy, representative or attorney-in-fact) whose signature appears below hereby consents in any and all respects to the Warrant Amendment and the execution and delivery by BPW of the First Amendment to Warrant Agreement, a form of which is attached to the accompanying Consent Solicitation Statement as Appendix B thereto.

SIGN HERE

Signature(s) of Holder(s)

Date:

Name(s):

(Please Print)

Capacity (Full Title):

Address (Include Zip Code):

Area Code and Telephone No:

Tax Identification or Social Security No.:

GUARANTEE OF SIGNATURES
(If required, see Instructions 5 and 6 below)

Authorized Signature:

Name and Title (Please Print):

Dated:

Name of Firm:

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FORM OF PROXY WITH RESPECT TO THE CONSENT SOLICITATION

The undersigned hereby irrevocably appoints           as attorney and proxy of the undersigned, with full power of substitution, to execute and deliver the Letter of Consent on which this form of proxy is set forth with respect to the BPW Warrants in accordance with the terms of the Consent Solicitation described in the Consent Solicitation Statement, with all the power the undersigned would possess if consenting personally. THIS PROXY IS IRREVOCABLE AND IS COUPLED WITH AN INTEREST AND SHALL EXPIRE ON THE CONSENT DATE.

IMPORTANT — READ CAREFULLY

This proxy must be signed by the holder(s) as their name(s) appear on the warrant certificates representing the BPW Warrants. If there are two or more holders, each should sign. If a signatory is a corporation, please give full corporate names and have a duly authorized officer sign, stating title. If a signatory is a partnership or trust, please sign in the partnership or trust name by a duly authorized person. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, please set forth full name. See Instruction 5.

PLEASE SIGN BELOW
(See Instructions 1 and 5)

X:

X:
Signature(s) of Owner(s)

Dated:  , 2010

PLEASE TYPE OR PRINT INFORMATION BELOW

Name(s):

Capacity:

Address (Including Zip Code):

Area Code and Telephone Number:

SIGNATURE GUARANTEE
(If Required, see Instructions 5 and 6)

Signature(s) Guaranteed by an Eligible Institution:
(Authorized Signature)

(Title)

(Name of Firm)

Dated:   , 2010

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INSTRUCTIONS FOR CONSENTING HOLDERS
(FORMING PART OF THE TERMS AND CONDITIONS OF THE CONSENT SOLICITATION)

1. Delivery of this Letter of Consent.  Subject to the terms and conditions set forth herein and in the Consent Solicitation Statement, a properly completed and duly executed copy of this Letter of Consent and other documents required by this Letter of Consent must be received by the Information and Tabulation Agent at its address or facsimile number set forth on the cover hereof on or prior to the Consent Date. The method of delivery of this Letter of Consent and all other required documents to the Information and Tabulation Agent is at the risk of the holder or Duly Designated Proxy, and the delivery will be deemed made only when actually received by the Information and Tabulation Agent. In all cases, sufficient time should be allowed to assure timely delivery. No Letter of Consent should be sent to any person other than the Information and Tabulation Agent.

By delivering this Letter of Consent, a holder (or its Duly Designated Proxy, representative or attorney-in-fact) consents in any and all respects to the Warrant Amendment and the execution and delivery by BPW of the First Amendment to Warrant Agreement, a form of which is attached to the accompanying Consent Solicitation Statement as Appendix B thereto.

Any beneficial holder of BPW Warrants who is not a holder of such BPW Warrants must arrange with the person who is the holder (e.g., the beneficial holder’s broker, dealer, commercial bank, trust company or other nominee institution) or such holder’s assignee or nominee to (i) execute and deliver this Letter of Consent on behalf of such beneficial holder or (ii) deliver a proxy so that such beneficial holder can execute and deliver a Letter of Consent on its own behalf.

2. Consent Date.  The Consent Solicitation expires at 12:00 Midnight, New York City time, at the end of               , 2010, unless BPW, in its sole discretion, extends the period during which the Consent Solicitation is open, in which case the term “Consent Date” shall mean the latest date and time as so extended. In order to extend the Consent Date, BPW will notify the Information and Tabulation Agent in writing or orally of any extension and will make a public announcement thereof by press release, prior to 9:00 a.m., New York City time, on the next business day after the previously scheduled Consent Date. BPW may extend the Consent Solicitation on a daily basis or for such specified period of time as it determines in its sole discretion. Failure by any holder or beneficial holder of the BPW Warrants to be so notified will not affect the extension of the Consent Solicitation.

3. Questions Regarding Validity, Form, Legality, etc.  All questions as to the validity, form, eligibility (including time of receipt) and acceptance of consents and revocations of consents will be resolved by BPW, the determinations of which will be conclusive and binding. BPW reserves the absolute right in its sole discretion to reject any or all consents and revocations that are not in proper form or the acceptance of which could, in the opinion of BPW’s counsel, be unlawful. BPW also reserves the right to waive any irregularities in connection with deliveries, or BPW may require that such irregularities be cured within such time as BPW determines. None of BPW, the Information and Tabulation Agent or any other person shall have any duty to give notification of any such irregularities or waiver, nor shall any of them incur any liability for failure to give such notification. Deliveries of Letters of Consent or notices of revocation will not be deemed to have been made until such irregularities have been cured or waived. BPW’s interpretation of the terms and conditions of the Consent Solicitation (including this Letter of Consent and the accompanying Consent Solicitation Statement and the Instructions hereto and thereto) will be binding on all parties.

4. Holders Entitled to Consent.  Only a holder (or its Duly Designated Proxy, representative or attorney-in-fact) or another person who has complied with the procedures set forth below may execute and deliver a Letter of Consent. Any beneficial holder or registered holder of BPW Warrants who is not the holder thereof (e.g., the beneficial holder’s broker, dealer, commercial bank, trust company or other nominee institution) must arrange with such holder(s) or such holder’s assignee or nominee to (i) execute and deliver this Letter of Consent to the Information and Tabulation Agent on behalf of such beneficial holder or (ii) deliver a proxy so that such beneficial holder can execute and deliver a Letter of Consent on its own behalf. A consent by a holder or Duly Designated Proxy is a continuing consent notwithstanding that ownership of a BPW Warrant has been transferred subsequent to the Record Date, unless the holder or Duly Designated Proxy timely revokes the prior consent in accordance with the procedures set forth herein and in the Consent Solicitation Statement.

5. Signatures on this Letter of Consent.  If this Letter of Consent is signed by the holder(s) of BPW Warrants with respect to which this Letter of Consent is given, the signature(s) of such holder(s) must correspond with the name(s) as

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contained on the books of the BPW Warrant register or as set forth in DTC’s position listing without alteration, enlargement or any change whatsoever.

If any of the BPW Warrants with respect to which this Letter of Consent is given were held of record on the Record Date by two or more joint holders, all such holders must sign this Letter of Consent. If any BPW Warrants with respect to which this Letter of Consent is given have different holders, it will be necessary to complete, sign and submit as many separate copies of this Letter of Consent and any necessary accompanying documents as there are different holders.

If this Letter of Consent is signed by trustees, executors, administrators, guardians, Duly Designated Proxies, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons must indicate such fact when signing and must, unless waived by BPW in its sole discretion, submit evidence satisfactory to BPW of their authority to so act along with this Letter of Consent.

6. Signature Guarantees.  All signatures on this Letter of Consent must be guaranteed by a firm or other entity identified in Rule l7Ad-15 promulgated under the Securities Exchange Act of 1934, as amended, including (as such terms are defined therein): (a) a bank; (b) a broker, dealer, municipal securities dealer, municipal securities broker, government securities dealer or government securities broker; (c) a credit union; (d) a national securities exchange, registered securities association or clearing agency; or (e) a savings institution that is a participant in a Securities Transfer Association recognized program (each an “Eligible Institution”). However, signatures need not be guaranteed if this Letter of Consent is given by or for the account of an Eligible Institution. If the holder of the BPW Warrants is a person other than the person who signed this Letter of Consent, see Instruction 5.

7. Revocation of Consent.  Any holder (or Duly Designated Proxy) of BPW Warrants as to which a consent has been given may revoke such consent as to such BPW Warrants or any portion of such BPW Warrants by delivering a written notice of revocation or a changed Letter of Consent bearing a date later than the date of the prior Letter of Consent to the Information and Tabulation Agent at any time prior to the Consent Date. Any notice of revocation received after the Consent Date will not be effective. The transfer of the BPW Warrants after the Record Date will not have the effect of revoking any consent previously validly given by a holder of such BPW Warrants or Duly Designated Proxy, and each properly completed and executed Letter of Consent will be counted notwithstanding any transfer of the BPW Warrants to which such consent relates, unless the procedure for revoking consents described below has been complied with.

To be effective, a notice of revocation must be in writing, must contain the name of the holder and the number of BPW Warrants to which it relates and must be (a) signed in the same manner as the original Letter of Consent or (b) accompanied by a duly executed proxy or other authorization (in form satisfactory to BPW). Revocation of consents must be sent to the Information and Tabulation Agent at its address set forth in this Letter of Consent.

To be effective, the revocation must be executed by the holder in the same manner as the name of such holder appears on the books of the register of the BPW Warrants or as set forth in DTC’s position listing without alteration, enlargement or any change whatsoever. If a revocation is signed by a trustee, executor, administrator, guardian, Duly Designated Proxy, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person must indicate such fact when signing and must, unless waived by BPW in its sole discretion, submit with the revocation appropriate evidence of authority to execute the revocation. A revocation of the consent will be effective only as to the BPW Warrants listed on the revocation and only if such revocation complies with the provisions of this Letter of Consent and the Consent Solicitation Statement. Only a holder (or Duly Designated Proxy) is entitled to revoke a consent previously given. A beneficial holder of BPW Warrants must arrange with the holder to execute and deliver on its behalf a revocation of any consent already given with respect to such BPW Warrants. A transfer of BPW Warrants after the Record Date must be accompanied by a duly executed proxy from the relevant holder if the subsequent transferee is to have revocation rights with respect to the relevant consent to the Warrant Amendment. A purported notice of revocation that is not received by the Information and Tabulation Agent in a timely fashion and accepted by BPW as a valid revocation will not be effective to revoke a consent previously given.

A revocation of a consent may be rescinded only by the delivery of a written notice of revocation or the execution and delivery of a new Letter of Consent. A holder who has delivered a revocation may thereafter deliver a new Letter of Consent by following one of the described procedures at any time prior to Consent Date.

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Prior to the Consent Date, BPW intends to consult with the Information and Tabulation Agent to determine whether the Information and Tabulation Agent has received any revocations of consents. BPW reserves the right to contest the validity of any such revocations.

8. Waiver of Conditions.  BPW reserves the absolute right, subject to applicable law, to amend, waive or modify the terms and conditions of the Consent Solicitation.

9. Questions and Requests for Assistance and Additional Copies.  Questions regarding the Consent Solicitation and requests for assistance in completing and delivery of this Letter of Consent or for additional copies of the Consent Solicitation Statement, this Letter of Consent or other related documents should be directed to the Information and Tabulation Agent:

MORROW & CO., LLC

By Mail or Overnight Courier:

470 West Avenue 3rd Floor
Stamford, CT 06902

Banks and Brokers Call: (203) 658-9400

Warrantholders Please Call Toll-free: (800) 662-5200

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